As filed with the Securities and Exchange Commission on February 6, 2015

Securities Act File No. 333-182771

Investment Company Act File No. 811-22723

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 3	☒

(Check appropriate box or boxes.)

BLUEPOINT INVESTMENT SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

350 Madison Avenue, 9th Floor

New York, New York 10017

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (212) 389-8713

A. Tyson Arnedt

SilverBay Capital Management LLC

350 Madison Avenue, 9th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☒  immediately upon filing pursuant to paragraph (b)

☐  on (date) pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Bluepoint Trust

Series of Bluepoint Investment Series Trust

Prospectus Dated February 6, 2015

Class A Shares (BPTAX)

Class C Shares (BPTCX)

Class I Shares (BPINX)

Class W Shares (BPTWX)

This Prospectus describes Bluepoint Trust (the “Fund”), the sole series of shares offered by Bluepoint Investment Series Trust. Class A, Class C, Class I and Class W Shares, currently the only classes of shares being offered by the Fund, are being offered by this Prospectus. You may purchase or redeem shares of the Fund only by contacting your financial intermediary.

In pursuing its investment objective, the Fund may engage in derivatives transactions or may make use of borrowings that leverage the Fund. The Fund may also generate leverage through engaging in securities lending. These investment strategies may be considered speculative investment practices. There is no assurance the Fund will achieve its investment objective.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. Any representation to the contrary is a criminal offense.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

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SUMMARY OF THE FUND

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these discounts are available from your financial professional and in the section of this Prospectus entitled “Purchasing and Redeeming Shares” on page 24.

	Class A Shares	Class C Shares	Class I Shares	Class W Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or net asset value)	None	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.50%	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	1.48%	1.48%	1.48%	1.48%
Total Annual Fund Operating Expenses	3.23%	3.98%	2.98%	3.23%

Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$882	$1,513	$2,166	$3,903
Class C (if shares are not redeemed)	$326	$995	$1,688	$3,531
Class C (if shares are redeemed)	$501	$1,305	$2,126	$4,252
Class I	$301	$921	$1,567	$3,299
Class W	$326	$995	$1,688	$3,531
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which will not be reflected in annual fund operating expenses or in the Example above, will reduce the Fund’s performance. During the period October 1, 2013 through September 30, 2014, the Fund’s portfolio turnover rate was 64.48% of the average value of its portfolio.

Principal Investment Strategies

In pursuing its objective, the Fund invests primarily in equity securities of U.S. and foreign companies that SilverBay Capital Management LLC (the “Adviser”) believes are well positioned to benefit from demand for their products or services, including companies that are believed to be able to innovate or grow rapidly relative to their peers in their markets. Equity securities consist of common stock, preferred stocks and securities convertible into common stock, consisting of convertible bonds and convertible preferred stocks. Convertible bonds may be rated below investment grade (i.e., “high-yield” or “junk” bonds) or unrated. The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization or sector. The Fund may invest without limitation in securities of “foreign issuers,” which, for these purposes, are companies that are legally organized outside of the U.S. or derive a majority of their revenue or profits from foreign businesses, investments or sales. These foreign companies may include companies that are located in, or conduct business in, emerging or less developed countries. The Fund may use derivatives, consisting of total return equity swaps, to achieve indirect investment exposure to a security or market. The Fund may also use these instruments to seek to increase returns by increasing exposures to particular securities or markets (i.e., leverage). This is considered a speculative investment practice. Total return equity swaps may also be used for hedging purposes.

Although not expected to be an integral part of the Fund’s principal investment strategies, the Fund, from time to time, may enter into short sale transactions involving U.S. and foreign securities in an effort to enhance returns and for speculative investment purposes. It is expected that at no time will more than 50% of the Fund’s total assets (measured at the time of entering into a position) be represented by short sales.

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and research seeking to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation, and includes consideration of the financial condition, earnings outlook, strategy, management and industry position of issuers.

In determining which portfolio securities to sell, the Adviser generally considers a number of factors, which typically include: (i) whether the Adviser’s underlying rationale for investing in the security has changed and (ii) optimizing asset allocation. Given the Fund’s flexible investment strategy, the Fund may, at times, engage in frequent trading of its securities and this could result in a high portfolio turnover rate.

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In pursuing its investment objective, the Fund may borrow up to one-third of its total assets from banks for the purpose of purchasing securities (“leverage”). The Fund may also generate leverage through engaging in securities lending.

Principal Investment Risks

The Fund’s investments are subject to a variety of risks that may cause the Fund’s net asset value to fluctuate over time. An investment in the Fund can be considered speculative. Therefore, the value of your investment in the Fund could decline and you could lose all your money. Also, there is no assurance that the Adviser will achieve the Fund’s objective. A summary of the principal risks to which the Fund is subject follows:

●	Equity Market Risk is the risk that the market value of the Fund’s equity securities (consisting of common stock, preferred stock and convertible securities) may fall or fail to rise.
○	Common stock prices are sensitive to general movements in the stock market and may fluctuate. Common stock is also generally subordinate to preferred stock and debt securities.
○	Preferred stock generally has a preference over an issuer’s common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer’s capital structure. Unlike common stock, preferred stock generally has limited or no voting rights.
○	Convertible securities may carry risks associated with both common stock and fixed-income securities. Risks associated with fixed income securities include credit risk (the risk that the Fund could lose money if the issuer of a debt security is unable to pay interest or repay principal when it becomes due) and interest rate risk (the risk that the value of certain corporate debt securities will tend to fall when interest rates rise). Convertible bonds may be rated below investment grade (i.e., “high-yield” or “junk” bonds) or unrated. These securities have a higher risk of principal and income loss, are less liquid and are more likely to experience greater price fluctuations or default than higher rated securities.
●	Company Risk is the risk that a company may perform poorly, and therefore, the value of its stocks and other securities may decline.
•	Management Risk is the Fund’s dependence on the ability of the Adviser to achieve the Fund’s investment objective based on the Adviser’s ability to identify profitable investment opportunities for the Fund.
●	Derivatives Risk/Total Return Swaps Risk includes the risk, applicable to the Fund’s principal investment strategy of investing in total return swaps, that gains or losses involved in derivatives may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivatives in which the Fund invests will typically increase the Fund’s exposure to the principal risks to which it is otherwise exposed, and typically exposes the Fund to the following additional risks:
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○	Counterparty credit risk (the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed);
○	Correlation risk (the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses);
○	Liquidity risk (the risk that the derivative instrument may be difficult or impossible to sell or terminate);
○	Pricing risk (the risk that the derivative instrument may be difficult to value); and
○	Leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument).
In addition, with respect to a total return swap or other cash settled derivatives transaction, the Fund may set aside liquid assets in an amount equal only to the Fund’s net payment obligation, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program).
●	Growth Company Risk is the risk that the securities of such company may perform differently from the stock market as a whole and may be more volatile than other types of stocks.
●	Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities and in U.S. issuers having a substantial portion of their operations or assets abroad, it may be subject to the following risks associated with foreign securities: country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets).
○	Emerging and Developing Markets Risk is the risk associated with investing in foreign issuers that are located or traded in developing or emerging markets, which are at an early stage of development and are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.
●	Sector Risk is the risk associated with the Fund’s growth-oriented strategy, in which investments may, at times, become focused in a particular industry or sector believed to offer growth potential, which would cause the Fund to be more susceptible to the financial market or economic conditions or events affecting the particular industry or sector.
●	Small and Mid Cap Company Risk is the risk that the stocks of small and medium capitalization companies may be more volatile and speculative than the stocks of “large capitalization” companies.
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●	Liquidity Risk is the risk arising from a lack of marketability of certain investments of the Fund (primarily derivatives, convertible bond securities and foreign securities), which may make it difficult or impossible to sell at desirable prices in order to minimize loss.
●	Leverage Risk. The use of leverage (through direct borrowings, securities lending or derivatives) may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Leverage also often creates an interest or other transactional expense that would lower the Fund’s overall returns. The use of leverage (either directly or through securities lending) is considered a speculative investment practice and the Fund could thus be subject to significantly greater risks than funds that do not engage in leverage.
●	Securities Lending Risk. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and, because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction.
●	Portfolio Turnover. Given the Fund’s flexible investment strategy, the Fund may, at times, engage in frequent trading of its securities and this could result in a high portfolio turnover rate. A high portfolio turnover rate can mean higher transaction costs (due to commissions or dealer mark-ups and other expenses), which could reduce the Fund’s investment performance.
●	Short Selling Risk is the risk that short positions introduce more risk to the Fund than long positions (where the Fund owns the security) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum price of the shorted security when purchased in the open market. Therefore, in theory, securities sold short have unlimited risk. Further, short sales can subject the Fund to increased costs associated with any premium or interest the Fund may be required to pay in connection with a short sale.
●	Suitability. Because of the types of securities in which the Fund will invest and the investment techniques the Fund will use, the Fund is designed for investors who are investing for the long term.
●	Non-Diversified Status. The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.
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Annual Total Returns

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how the Fund has performed on a calendar year basis (For Class I Shares) and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 6.63% (4th Qtr 2014) and the lowest return for a calendar quarter was -6.56% (1st Qtr 2014).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns

for the periods ended December 31, 2014

	1 Year	Since 2/1/13 Inception
Class I (inception 2/1/13)
Return Before Taxes	0.67%	28.50%
Return After Taxes on Distributions	0.09%	27.11%
Return After Taxes on Distributions and Sale of Fund Shares	-5.66%	21.36%
Class A (inception 2/1/13)	N/A	N/A
Class C (inception 2/1/13)	N/A	N/A
Class W (inception 2/1/13)	N/A	N/A
MSCI World Index	2.93%	21.64%
The MSCI ACWI Index	2.10%	17.47%
(Reflects no deduction for fees, expenses or taxes)

Fund Management

Investment Adviser. SilverBay Capital Management LLC, located at 350 Madison Avenue, 9th Floor, New York, New York 10017, manages the investments of the Fund pursuant to an investment advisory agreement.

All organizational and offering expenses incurred by the Fund will be paid by the Adviser or its affiliates and the Fund is under no obligation to reimburse any party for such expenses.

Portfolio Manager. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC (“Alkeon”), the sole member of the Adviser, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in February 2013. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal portfolio manager. Mr. Sparaggis manages another account in accordance with an investment strategy that is substantially similar to that of the Fund. (See “Performance Information.”)

Purchase and Sale of Fund Shares

The minimum initial investment for Class A, Class C Shares and Class W Shares is $2,500 ($1,000 for IRAs). Subsequent investments must be made in amounts of $250 or more ($100 or more for IRAs). The minimum initial investment for Class I Shares is $1,000,000. Subsequent investments in Class I Shares must be made in amounts of $10,000 or more.

You may redeem Fund Shares on any business day by contacting your financial intermediary and following the procedures outlined by your financial intermediary.

Tax Information

In general, Fund distributions are taxable to you, for federal income tax purposes, as ordinary income or capital gains, unless you are invested through a tax-advantaged account, such as a 401(k) plan or IRA account, in which case you may be taxed on withdrawals from that account. This is true whether you reinvest your distributions in additional Shares or receive them in cash. When you sell Shares, you may have a capital gain or loss.

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Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit its website for more information.

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More information about investment Objective,
Strategies and Related Risks

More Information about the Fund’s Principal Investment Strategies. In pursuing its objective, the Fund invests primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that are believed to be able to innovate or grow rapidly relative to their peers in their markets. Equity securities consist of common stock, preferred stocks and securities convertible into common stock, consisting of convertible bonds and convertible preferred stocks. Convertible bonds may be rated below investment grade (i.e., “high-yield” or “junk” bonds) or unrated. The Adviser will invest the Fund’s assets in equity securities without regard to the issuer’s market capitalization or sector. The Fund may invest without limitation in securities of “foreign issuers,” which, for these purposes, are companies that are legally organized outside of the U.S. or derive a majority of their revenue or profits from foreign businesses, investments or sales. These foreign companies may include companies that are located in, or conduct business in, emerging or less developed countries. The Fund may use derivatives, consisting of total return swaps, to achieve indirect investment exposure to a security or market. The Fund may also use these instruments to seek to increase returns by increasing exposures to particular securities or markets (i.e., leverage). This is considered a speculative investment practice. The Fund will not enter into a derivatives transaction if, as a result, the value of collateral pledged in connection with derivatives transactions would exceed 30% of the Fund’s total assets.

Although not expected to be an integral part of the Fund’s principal investment strategies, the Fund, from time to time, may enter into short sale transactions involving U.S. and foreign securities in an effort to enhance returns and for speculative investment purposes. It is expected that at no time will more than 50% of the Fund’s total assets (measured at the time of entering into a position) be represented by short sales.

In making investment decisions for the Fund, the Adviser uses fundamental investment analysis and research seeking to identify attractive investment opportunities. The Adviser’s investment process involves a research driven, bottom-up analysis of a security’s potential for appreciation and consideration of the financial condition, earnings outlook, strategy, management and industry position of issuers. This analytical process involves analysis of valuation models, review and analysis of published research and, in some cases, company visits. The Adviser also takes into account economic and market conditions.

In determining which portfolio securities to sell, the Adviser generally considers a number of factors, which are typically: (i) whether the Adviser’s underlying rationale for investing in the security has changed; (ii) whether the proceeds from the sale of a portfolio security can be used to invest in a more attractive investment opportunity; (iii) optimizing asset allocation; (iv) if a security appreciates such that, as a total percentage of the portfolio, it becomes too large; and (v) if the company’s management appears to be engaging in conduct not in the best interest of shareholders. Given the Fund’s flexible investment strategy, the Fund may, at times, engage in frequent trading of its securities and this could result in a high portfolio turnover rate.

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In pursuing its investment objective, the Fund may borrow up to one-third of its total assets from banks for purchasing securities (“leverage”). See “Leverage Risk” below under “Principal Risks” for a discussion of the risks associated with a leveraging strategy. The Fund may also generate leverage through engaging in securities lending. See “Securities Lending Risk” below under “Principal Risks” for a discussion of the risks associated with securities lending.

Principal Risks. The Fund’s investments are subject to a variety of risks which may cause the Fund’s net asset value (the “NAV”) to fluctuate over time. An investment in the Fund can be considered speculative. Therefore, the value of your investment in the Fund could decline and you could lose all your money. Also, there is no assurance that the Adviser will achieve the Fund’s objective. A summary of the principal risks to which the Fund is subject follows:

Equity Market Risk. The market value of the Fund’s securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or global markets as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies, which tend to be more vulnerable to adverse developments. In addition, investments in a particular region or developing or emerging countries may cause the Fund to underperform other mutual funds if that country, region or group of countries falls out of favor with the relevant markets.

An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons. Changes to investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, or political or economic events affecting an issuer may impact common stock prices. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock is also generally subordinate to preferred stock and debt securities.

Preferred stock generally has a preference over an issuer’s common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer’s capital structure. Unlike common stock, preferred stock generally has limited or no voting rights. Preferred stock also generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible bonds may carry risks associated with both common stock and fixed-income securities. Convertible preferred securities carry risks associated with both preferred stock and common stock. To the extent that a convertible security’s investment value is greater

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than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Fund may invest in investment grade, non-investment grade (i.e., “high-yield” or “junk bonds”) and unrated convertible bond securities. The risks associated with convertible bond securities include fixed income securities risk, i.e., credit risk and interest rate risk. Convertible bond securities are generally subject to a high degree of credit risk, which is the risk that the Fund could lose money if the issuer of a debt security is unable to pay interest or repay principal when it becomes due. Interest rate risk is the risk that the value of corporate debt securities will tend to fall when interest rates rise. Additionally, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return. Further, junk or unrated convertible bonds expose the Fund to greater risk of principal and income loss than higher rated securities, and they are less liquid and more likely to experience greater price fluctuations or default than higher rated securities.

Company Risk. A company may perform poorly, and therefore, the value of its stocks and other securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

Derivatives Risk/Total Return Swaps Risk. The Fund may invest principally in total return swaps and may utilize other derivative instruments non-principally. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Generally, swaps involve greater risk than direct investment in the underlying securities because swaps also subject the Fund to the bulleted risks below.

Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to the principal risks to which it is otherwise exposed, and typically exposes the Fund to the following additional risks:

•	Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or
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otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

•	Correlation risk is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

•	Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.

•	Pricing risk is the risk that derivative instruments may be difficult to value.

•	Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

When the Fund enters into transactions in derivatives that create potential future payment obligations, it will segregate liquid assets, or otherwise “cover” these transactions as necessary to comply with provisions of the 1940 Act relating to the issuance of senior securities and the use of leverage as interpreted by the SEC and its staff. For example, with respect to a derivatives transaction that does not cash settle, the Fund sets aside liquid assets in an amount equal to the notional value of the transaction. With respect to a total return swap or other cash settled derivatives transaction, the Fund may set aside liquid assets in an amount equal only to the Fund’s net payment obligation, marked to market daily, rather than the notional value of the transaction (which will allow the Fund to employ a greater amount of leverage in connection with its investment program). The Fund’s policies with respect to segregation of assets may be modified in the future as may be permitted or required by applicable regulations and interpretations of the SEC or its staff.

Growth Company Securities. The Fund may invest its assets in “growth companies.” Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole and may be more volatile than other types of stocks. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices for growth company stocks because investors buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies may also be more expensive relative to their earnings or assets compared to value or other types of stocks.

Risks of Foreign Investing. The Fund may invest in foreign securities and in U.S. issuers having a substantial portion of their operations or assets abroad, which may be subject to

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the following risks in addition to the risks normally associated with domestic securities of the same type:

•	Country risk refers to the potentially adverse political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight, lack of accounting, auditing, and financial reporting standards, the possibility of government-imposed restrictions, currency controls, the imposition of withholding or other taxes, limitations on the movement of funds or other assets of the Fund between different countries, the possibility of expropriation and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

•	Currency risk refers to the constantly changing exchange rate between a local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

•	Custody risk refers to the process of clearing and settling Fund trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

•	Emerging and Developing Markets Risk: The Fund may invest in foreign issuers located or traded in developing or emerging markets. The foregoing risks of foreign investing are more pronounced with respect to these securities due to the dramatic pace of change (economic, social and political) in these countries. Many of these markets are at an early stage of development and are significantly volatile. They can be marked by extreme inflation, devaluation of currencies, dependency on certain trade partners and hostile relations.

Sector Risk. Because the Fund’s investment strategy is growth-oriented, the Fund’s investments may, at times, become focused in a particular industry or sector believed to offer growth potential. As a result, the Fund will be more susceptible to the financial market or economic conditions or events affecting the particular industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small and Mid Cap Company Risk. The stocks of small and medium capitalization companies may be more volatile and speculative than the stocks of “large capitalization” companies. Smaller companies tend to have limited resources, product lines, and market share, and are generally dependent on a smaller management group than larger

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companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their Shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Management Risk. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. There can be no assurance that the Adviser will be successful in this regard.

Liquidity Risk. Liquidity risk is the risk arising from a lack of marketability of certain investments of the Fund (primarily derivatives, convertible bond securities and foreign securities), which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings (either through direct borrowings or through engaging in securities lending), short sales or derivatives. The Fund may engage in direct borrowings from banks or borrowings through engaging in securities lending, and may enter into derivatives transactions, all of which subject the Fund to Leverage Risk. The use of leverage (through direct borrowings or derivatives or through engaging in securities lending) may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The use of leverage is considered a speculative investment practice and the Fund could thus be subject to significantly greater risks than funds that do not engage in leverage. The Fund’s assets that are used as collateral to secure short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also often creates an interest or other transactional expense that would lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Portfolio Turnover. Given the Fund’s flexible investment strategy, the Fund may, at times, engage in frequent trading of its securities and this may generate a high portfolio turnover rate. The Fund may sell securities regardless of how long they’ve been held. A mutual fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can mean higher transaction costs (due to commissions or dealer mark-ups and other expenses), which could reduce the Fund’s investment performance. In addition, a high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes.

Securities Lending Risk. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 ⅓% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on the loaned securities. These loans are expected to be used to leverage the Fund’s assets -- i.e., while the Fund continues to receive the income on its

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loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and, because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction.

A loan may be terminated at any time by the borrower or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one business day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. Voting and consent rights that accompany loaned securities pass to the borrower. The Fund will follow the policy of seeking to call the loaned securities, to be delivered within three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with loans of securities.

Short Selling Risk. The Fund may make short sales, which involves selling a security or other assets the Fund does not own in anticipation that its price will decline. Short positions introduce more risk to the Fund than long positions (where the Fund owns the security) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum price of the shorted security when purchased in the open market. Therefore, in theory, securities sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund may use the cash proceeds from short sales to invest in additional long positions. In addition, when effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Further, short sales can subject the Fund to increased costs associated with any premium or interest the Fund may be required to pay in connection with a short sale. Because the Fund may effect short sales as part of its principal investment strategies, the short proceeds deposited with a Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

Suitability. Because of the types of securities in which the Fund will invest and the investment techniques the Fund will use, the Fund is designed for investors who are investing for the long term.

Non-Diversified Status. The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets

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that may be invested in the securities of any one issuer. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Shares of the Fund may fall in value and there is a risk that you could lose all your money. An investment in the Fund can be considered speculative. There is no assurance that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-Principal Strategies and Risks. In addition to equity securities, the Fund may also invest in shares of other registered investment companies and exchange-traded funds. These investment companies invest in securities that are consistent with the Fund’s investment objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. These investments also involve risks generally associated with investments in securities: the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the investment companies.

In addition to the usage of total return swaps described earlier, under “More Information about the Fund’s Principal Investment Strategies,” the Fund may enter into options, forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies. The Fund may use these derivative instruments (options and forwards) to produce incremental returns, hedge positions, more efficiently achieve particular investment exposures or for speculative investment purposes.

In addition to the permissible borrowings described above as part of the Fund’s principal investment strategies, the Fund, as a non-principal strategy, may borrow money for liquidity purposes (e.g., to meet redemptions), subject to the same one-third limitation on all borrowings.

The Fund has claimed an exemption from the definition of the term commodity pool pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool under the CEA.

The Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) to facilitate its investments in foreign companies. By investing in depositary receipts rather than directly in the securities of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchase or sales. However, depositary receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. The information available for ADRs, EDRs and GDRs is subject to the accounting, auditing and financial reporting standards of the market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

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The Statement of Additional Information (“SAI”) contains further details about the Fund’s non-principal investment strategies, as well as the risks associated with those strategies and techniques.

Additional Non-Principal Risk Factors. Adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Shares, they may be worth more or less than what you paid for them and you could lose all your money. The Fund is subject to the following risk factors in addition to the principal risks described earlier:

Forward Foreign Currency Contracts. In addition to the “Derivatives Risk” described earlier, the Fund may be subject to specific risks associated with forward foreign currency contracts. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligation under a forward contract.

Options. In addition to the risks of derivatives in general, the Fund may be subject to specific options risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies and interest rates. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter markets. These transactions involve risk, consisting of correlation risk, counterparty credit risk and leverage risk, all of which are described above.

Depositary Receipts. Depositary receipts may be issued in a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, where the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers. Investments in unsponsored depositary receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

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Illiquid Investments. Although the Fund will invest primarily in liquid, publicly traded securities, a portion of the Fund’s investments may not have an active trading market or may be illiquid. Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. No more than 15% of the Fund’s net assets may be invested in illiquid securities.

Debt Securities. The Fund may invest in non-convertible debt securities on a temporary or isolated basis. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. All debt securities are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities.

The Fund may also invest in both investment grade and non-investment grade debt securities. Non-investment grade securities, especially high-yield bonds, which are speculative investments, are more sensitive to these risks, particularly credit risk. In addition, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities. No more than 5% of the Fund’s net assets may be invested in debt securities that are rated below investment grade (commonly referred to as junk bonds) and the Fund does not intend to invest in debt securities that are in default as to payment of interest or principal. In the event a debt security that is held by the Fund is downgraded (e.g., defaults), the Adviser will decide whether to hold or sell the security consistent with the Fund’s investment objective and strategies.

Limited Operating History. The Fund (which commenced operations on February 1, 2013) has a limited operating history upon which investors can evaluate its performance. However, the Adviser’s sole member, Alkeon, as well as the Fund’s principal portfolio manager and lead member of the Adviser’s Investment Team, Mr. Panayotis (“Takis”) Sparaggis, and other personnel of the Adviser have substantial experience in managing investment portfolios, including portfolios primarily composed of equity securities. In addition, Mr. Sparaggis manages another account that has an investment program that is substantially similar to the investment program of the Fund. (See “Performance Information” and “Management.”)

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to what the Adviser believes are adverse market, economic, political, social or other conditions. Defensive positions consist of: (i) investing some or all of its assets in money market instruments or shares of money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, where the Adviser believes such defensive positioning is appropriate. The Fund may not achieve its investment objective while it is investing defensively. During these

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times, the portfolio manager may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

PERFORMANCE INFORMATION

The Fund, which commenced operations on February 1, 2013, has a limited operating history, and its performance record beginning on February 1, 2013 is reflected in Appendix A. However, for a much longer period, the Fund’s principal Portfolio Manager has been employing an investment program for another account managed by Alkeon, the managing member of the Adviser, that has investment objectives, policies and strategies that are substantially similar to those of the Fund (the “Other Investment Vehicle”). Appendix A also contains investment performance for the Other Investment Vehicle, from its inception. (This account represents the longest track record available among all similarly managed accounts by Mr. Sparaggis.) The performance information of the Other Investment Vehicle in Appendix A should not be considered as the actual performance of the Fund nor is it indicative of the future investment performance of the Fund. The performance of the Other Investment Vehicle does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have similar future performance as the Other Investment Vehicle. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix A. Past performance is not a guarantee of future performance. The Fund’s return during its limited operating history from inception on February 1, 2013 through fiscal period end on September 30, 2014 is also shown under “Financial Highlights” below. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund’s portfolio and the Fund’s expenses.

MANAGEMENT

The Fund was established as a series of shares offered by Bluepoint Investment Series Trust (the “Trust”), which was organized under the laws of the State of Delaware on July 6, 2012. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is commonly known as a “mutual fund.” The Fund is currently the sole series of shares offered by the Trust. The Fund has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser. SilverBay Capital Management LLC, located at 350 Madison Avenue, 9th Floor, New York, New York 10017, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser is controlled by its managing member, Alkeon, which is also registered with the SEC as an investment adviser. Mr. Sparaggis, the Fund’s principal Portfolio Manager, is also the controlling person and Chief Investment Officer of Alkeon. As of January 1, 2015, Alkeon managed approximately $5.3 billion of client assets in its global growth equity

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strategies, including various registered investment companies and private investment funds. Although the Adviser has limited experience managing an open-end fund such as the Fund, the Adviser (since 2010) and Alkeon (since 1999) have managed continuously offered closed-end registered investment companies.

The Adviser, subject to the general supervision of the Board of Trustees of the Trust (the “Board”), manages the Fund in accordance with its investment objective and policies, is responsible for all decisions with respect to purchases and sales of portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.50% of the average daily net assets of the Fund (the “Advisory Fee”).

A discussion regarding the basis for the Board’s approval of the renewal of the Advisory Agreement is available in the Fund’s report to shareholders for the period ended September 30, 2014.

Portfolio Manager. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager and as the lead member of the Adviser’s Investment Team. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s principal Portfolio Manager. Mr. Sparaggis also serves as the portfolio manager of a private investment fund that has an investment program substantially similar to that of the Fund. Mr. Sparaggis is also the controlling person of Mainsail Group, LLC, an affiliate of the Adviser, a broker-dealer registered under the Exchange Act and the distributor of the Fund’s Shares.

From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

Mr. Sparaggis received a Masters in Business Administration and Ph.D. in Electrical and Computer Engineering in 1993 and 1994, respectively, from the University of Massachusetts. He received an IBM Fellowship in physical sciences in 1992 and 1993.  He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager (including related conflicts of interest) and the Portfolio Manager’s ownership of Shares.

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DISTRIBUTION OF FUND SHARES

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan which allows the Fund to pay distribution and service fees for the sale and distribution of Class A, Class C and Class W Shares of the Fund. Because these fees are paid, on an ongoing basis, out of the Fund’s assets attributable to the Shares, these fees will increase the cost of your investment over time and may cost you more than paying other types of sale charges. Shareholders holding Class A Shares will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Class A Shares. Class C Shareholders will pay distribution and service fees at an annual rate not to exceed 1% of the average daily net assets of the Fund attributable to Class C Shares. Class W Shareholders will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Class W Shares.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since the commencement of Fund operations on February 1, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return does not reflect payment of sales charges, if any, and is not annualized. This information has been audited by Grant Thornton LLP, whose report, along with the Fund’s financial statements, are included in the SAI, which is available upon request.

	For the Year Ended September 30, 2014	For the Period February 1, 2013 (commencement of operations) through September 30, 2013
Class I Shares*:
Net asset value per Share, beginning of period	$11.60	$10.00
Income from investment operations (a):
Net investment loss	(0.20)	(0.09)
Net realized and unrealized gain/(loss) from investment activities and total return swaps	0.66	1.69

Total income/(loss) from investment operations	0.46	1.60

Distribution to shareholders:
Realized capital gains	(0.25)

Total distribution to shareholders	(0.25)

Net asset value per Share, end of period	$11.81	$11.60

Total return (b) (c) (e)	3.88%	16.00%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	3,749	3,597
Average net assets (dollars in thousands), end of period	3,746	3,277
Ratio of expenses to average net assets before unreimbursed expenses (d) (e)	2.98%	2.28%
Ratio of expenses to average net assets after unreimbursed expenses (d) (e)	10.17%	11.63%
Ratio of net investment loss to average net assets before unreimbursed expenses (d) (e)	(1.68%)	(1.23%)
Ratio of net investment loss to average net assets after unreimbursed expenses (d) (e)	(8.87%)	(10.58%)
Portfolio turnover on investments in securities (c)	64.48%	54.95%
Average debt ratio (d)	15.09%	15.68%
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(a)	Per share amounts presented are based on monthly shares outstanding throughout the period indicated.

(b)	Total return is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

*	Class I Shares are currently the only shares with any assets.

SHAREHOLDER INFORMATION

The net asset value (“NAV”) of the Fund’s Shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business (the “Valuation Time”). To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of Shares outstanding. The NAV of the various classes of the Fund may vary because of the different expenses that may be charged against Shares of different classes of the Fund, including transfer agency and 12b-1 fees.

Shares are bought at the public offering price per share next determined after a request has been received in proper form by the financial intermediary. The public offering price of the Shares is equal to the net asset value plus any applicable sales load. Shares held by you are sold at the NAV per share next determined after a request has been received in proper form. A request is in proper form if the Transfer Agent has all of the information and documentation it deems necessary to effect your order. Any request received in proper form by the financial intermediary before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund’s securities are valued at current market prices. Domestic exchange traded equity securities (other than options and those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be

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deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost.

If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net asset value if the Adviser’s judgments regarding appropriate valuations should prove incorrect.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used

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in determining the Fund’s net asset value. As a result, the redemption or purchase of Shares at a time when the Fund owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments also affect the amount of the Advisory Fee.

PURCHASING AND REDEEMING SHARES

Share Class Alternatives. The Fund currently offers four classes of Shares, Class A Shares, Class C Shares, Class I and Class W Shares, all of which are being offered by this Prospectus. Each Class of Shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs.

Class A and Class C Shares are offered to the general public for investment through authorized securities brokers and other financial intermediaries. Such brokers and intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or financial intermediary or, if applicable, a broker or financial intermediary’s authorized designee, receives the order. Class I Shares are offered primarily for investors who are able to make a significant minimum initial investment. Class I Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board. Class W Shares are primarily offered for qualified retirement plans and investors who are clients of investment advisors, consultants, broker dealers and other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services or (b) have entered into an agreement with the Distributor to offer Class W Shares.

Class A Shares are the only class of Shares of the Fund that charge a sales load (of 5.75% of the investment amount subject to the breakpoints detailed in the table below) in connection with purchasing Shares. Class C Shares, which are not subject to any sales charges at the time of purchase, are subject to a contingent deferred sales charge (“CDSC”) of 1% that will be imposed if you sell your Shares within 12 months after purchase. The CDSC, which applies only to Class C Shares, is assessed on an amount equal to the lesser of the then market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the Shares being redeemed first are any Shares in the shareholder’s Fund account that are not subject to a CDSC, followed by Shares held the longest in the shareholder’s account.

	Dollar amount of shares bought	Sales charge as % of the offering price(a)	Sales charge as % of the net amount invested(a)(b)
Class A Shares Breakpoint Schedule
	$0 - $49,999	5.75%	6.10%
	$50,000 - $99,999	4.50%	4.71%
	$100,000-249,999	3.50%	3.63%
	$250,000 or more	2.50%	2.56%
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(a) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(b) Assumes investment at the maximum amount before the breakpoint except for the 2.50% breakpoint, which assumes a $250,000 investment.

Shares that are acquired through reinvested distributions will not be subject to any front-end sales charge or contingent deferred sales charge.

Besides a one-time purchase of at least $50,000 of Class A Shares, there are two ways in which you may be able to reduce the sales charges that you may pay when you buy Class A Shares of the Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (“ROA”), you may combine the value of eligible accounts* maintained by you and members of your immediate family** to reach a breakpoint discount level and apply a lower sales charge to your purchase of Class A Shares. To calculate the combined value of your Fund accounts in Class A Shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may also aggregate your or your immediate family members’ ownership of different classes of Shares.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (“LOI”)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A Shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling agent, so please contact them directly for more information. Five and three quarters percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the Shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed Shares and the remaining balance released from escrow. To calculate the total value of the purchases you have made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the Shares held

*	Accounts that are eligible for account value aggregation include: individual or joint accounts; Roth and traditional Individual Retirement Accounts; certain Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; and investments in wrap accounts. Accounts that are not eligible for account value aggregation as described above include: accounts of pension and retirement plans with multiple participants; investments in 529 plans, variable annuities, variable insurance products or managed separate accounts; and charitable and irrevocable trust accounts.

**	“Immediate family” includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address.
25

in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of Shares.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy Class A Shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your Shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

Investment professionals who offer Shares typically require the payment of fees from their individual clients. If you invest through a third party, the policies and fees are in addition to those described in this Prospectus. For example, third parties may charge transaction or asset-based fees, or set different minimum investment amounts.

The Fund has authorized certain financial intermediaries, including certain broker-dealers and shareholder organizations, to accept purchase and redemption requests for Shares. These requests are at the NAV next determined after the intermediary receives the request (plus any applicable sales charge). All requests in “proper order” received by the financial intermediary by 4:00 p.m. Eastern time will receive that day’s NAV and all such requests received after 4:00 p.m. Eastern time will receive the next day’s NAV. Your financial intermediary is responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. You will have to follow your financial intermediary’s procedures for transacting with the Fund. For further information about how to purchase or sell Shares through your financial intermediary, you should contact them directly. You may also contact the Fund by writing to Bluepoint Investment Series Trust, 350 Madison Avenue, 9th Floor, New York, NY 10017 or by calling (212) 389-8713 (the Fund does not maintain an Internet Website). Investors may be charged a fee for purchase and/or redemption transactions effectuated through financial intermediaries.

The Fund reserves the right to reject any specific purchase order for any reason within two (2) business days of the Fund’s receipt of the purchase order and will notify the potential investor’s financial intermediary of such rejection within two (2) business days of the Fund’s receipt of the purchase order. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations.

Minimum Investments. The minimum initial investment for Class A, Class C Shares and Class W Shares is $2,500 ($1,000 for IRAs). Subsequent investments must be made in amounts of $250 or more ($100 for IRAs). The minimum initial investment for Class I Shares

26

is $1,000,000. Subsequent investments in Class I Shares must be made in amounts of $10,000 or more.

The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. In fact, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Class I Shares is $1,000 and subsequent investments must be made in amounts of $100 or more. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

Share Transactions. You may purchase additional Shares or redeem Shares by contacting your financial intermediary. Financial intermediaries may charge transaction fees for the purchase or sale of the Fund’s Shares, depending on your arrangement with the financial intermediary. Non-U.S. investors may not purchase Shares of the Fund. Only U.S. Persons within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986 (the “Code”), as amended, may purchase shares of the Fund.

Customer Identification Program. To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money Laundering Program, you are required to provide certain information when you purchase Shares. As a result, your financial intermediary must obtain the following information for each person that opens a new account:

○	Full name;
○	Date of birth (for individuals);
○	Permanent street address (not a post office box, although you may still use a post office box as your mailing address); and
○	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your Shares will be redeemed at the NAV next calculated after the account is closed.

Redemption Requests. BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (“Transfer Agent”), cannot accept redemption requests from a financial

27

intermediary that specifies a particular date for redemption or which specify any special conditions. All requests in “proper order” received by the financial intermediary by 4:00 p.m. Eastern time will receive that day’s NAV and all such requests received after 4:00 p.m. Eastern time will receive the next day’s NAV.

A request is in “proper order” if the Transfer Agent has all of the information and documentation it deems necessary to effect your order. When you sell Shares by letter of instruction, “proper order” generally means that your letter has (i) complete instructions relating to the fund name, account number and amount of the transaction (stated in dollars, shares or percentage) and the signatures of all account owners and (ii) any other required documents completed and attached.

Payment of redemption proceeds will be distributed to financial intermediaries for distribution to their customers and will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The right of redemption of shares of the Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

General. The Fund reserves the right in its sole discretion to cease offering any class of Shares when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received. The Fund’s Shares do not currently charge redemption fees.

Redemptions In Kind. The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s Shares that could adversely impact the Fund’s operations. A redemption in kind will consist of securities equal in market value to the Shares being redeemed and will consist of liquid securities. When you sell these securities to obtain cash, you will pay brokerage charges and may be subject to additional tax on any appreciation in such securities after you receive them. Additionally, shareholders will bear all market risks associated with these securities until the securities are sold.

Exchanging Fund Shares. You may not exchange your Shares for Shares of another Class of Shares.

Small Accounts. Due to the relatively higher cost of maintaining small accounts, upon 60 days’ notice, the Fund may redeem Shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required

28

minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee.

Frequent Purchases and Sales of Fund Shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, there remains potential for short-term arbitrage trades to dilute the value of Shares.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund Shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund Shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund Shares, but the Fund reserves the right to reject any purchase of Fund Shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of Fund Shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt

29

additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund Shares, even when the trading is not for abusive purposes.

How to Transfer Shares. If you wish to transfer Shares to another owner or have any questions about transferring Shares, please contact your financial intermediary.

Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer Shares, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

General. The Fund will not be responsible for any losses from unauthorized transactions (such as purchases or sales) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains. Dividends and distributions will automatically be reinvested in additional Shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all Shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in Shares. If the investment in Shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy Shares shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes. The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

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The Fund has elected to be treated, and intends to qualify, as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund’s investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions made out of qualified dividend income, if any, received by the Fund are taxable to shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its Shares. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares of the Fund have been held by such shareholders. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund may be required to withhold federal income tax at the rate of 28% on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of Shares may be subject to backup withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund.

For more information regarding the U.S. tax treatment of an investment in the Fund, please refer to the SAI dated February 6, 2015, which is on file with the SEC and is incorporated by reference into this Prospectus.

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PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Bluepoint Trust (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

Annual and Semi-Annual Reports. The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”). For more information about the Fund, you may wish to refer to the SAI dated February 6, 2015, which is on file with the SEC and is incorporated by reference into this Prospectus.

You can obtain a free copy of the SAI and the annual and semi-annual reports by writing to Bluepoint Investment Series Trust, 350 Madison Avenue, 9th Floor, New York, NY 10017 or by calling collect (212) 389-8713 (the Fund does not maintain an Internet Website). Shareholder inquiries and requests for other information regarding the Fund may also be directed to the above address or telephone number.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-1520.

(Investment Company Act File No. 811-22723)

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APPENDIX A

PORTFOLIO MANAGER PERFORMANCE INFORMATION*

The investment adviser of Bluepoint Trust (the “Fund”), SilverBay Capital Management LLC (the “Adviser”), is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). The Fund, which commenced operations on February 1, 2013, has a limited operating history. However, Mr. Panayotis (“Takis”) Sparaggis, the Fund’s principal Portfolio Manager and Alkeon’s controlling principal, employs an investment program for another investment vehicle (the “Other Investment Vehicle”) that is substantially the same as the investment program that he employs in managing the Fund. The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by Mr. Sparaggis. The Fund’s return during its limited operating history and the Other Investment Vehicle’s return are shown in the following tables and bar charts. The Fund’s return during its limited operating history is also shown in the “Financial Highlights” section of the attached prospectus.

Because of the similarity of investment programs, as a general matter, Mr. Sparaggis will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Alkeon for the Other Investment Vehicle. There are a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Investment Vehicle at a particular time. Because these considerations may differ for the Fund and the Other Investment Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Other Investment Vehicle will differ. (See “Conflicts of Interest” in the SAI.)

The tables and bar charts set forth performance information of the Fund and the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Fund and the Other Investment Vehicle reflect the actual fees and expenses incurred by the Fund and the Other Investment Vehicle. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain differences between the investment policies of the Fund and the Other Investment Vehicle. Unlike the Fund, the Other Investment Vehicle is not subject to certain investment limitations imposed by applicable securities laws which, if applicable, may have adversely affected the Other Investment Vehicle’s performance. The future performance of the Fund, the Other Investment Vehicle and the various indices may differ.

*	All performance figures are unaudited.
A-1

FUND PERFORMANCE1

Performance Relative to Major Indices as of December 31, 2014

COMPOUNDED ANNUAL RATE OF RETURN

	12 months	Since Fund Inception***
The Fund[1]	-1.86%	12.47%
MSCI World[2]	2.93%	10.76%
MSCI ACWI[3]	2.10%	8.76%

Fund Performance as of December 31, 2014
Compound ROR Since Inception***	Cumulative ROR Since Inception***

* Source: SilverBay Capital Management LLC

** Source for MSCI World and MSCI ACWI: MSCI Barra; Note: MSCI data does not reflect reinvestment of dividends.

*** Inception: February 1, 2013; MSCI data as of February 1, 2013.

A-2

[1]	The performance data provided for the Fund was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. (Source: MSCI Barra)

[3]	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices. (Source: MSCI Barra)

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

A-3

OTHER INVESTMENT VEHICLE PERFORMANCE1

Performance Relative to Major Indices as of December 31, 2014

COMPOUNDED ANNUAL RATE OF RETURN

	12 months	3 years	5 years	10 years	Since Other Investment Vehicle Inception
Other Investment Vehicle[1]	1.53%	15.34%	11.89%	N/A	6.60%
MSCI World[2]	2.93%	13.07%	7.91%	N/A	2.87%
MSCI ACWI[3]	2.10%	11.67%	6.85%	N/A	2.72%

Other Investment Vehicle (“OIV”) Performance as of December 31, 2014

Compound ROR Since Inception***	Cumulative ROR Since Inception***

* Source: Alkeon Capital Management LLC

** Source for MSCI World and MSCI ACWI: MSCI Barrra; Note: MSCI data does not reflect reinvestment of dividends.

*** Inception: April 1, 2006; MSCI data as of April 1, 2006.

A-4

[1]	The performance data provided for the Other Investment Vehicle was prepared by Alkeon based on the following facts and assumptions: Returns are shown from the Other Investment Vehicle’s commencement of operations on April 1, 2006. All performance shown is net of all actual fees paid by the Other Investment Vehicle (net of any fee waivers during the periods shown). During the periods shown, the Other Investment Vehicle was generally subject to a 2% management fee and a 20% incentive fee. However, as a result of voluntary waivers, from April 1, 2008 through December 31, 2014, the Other Investment Vehicle paid no management fee. Further, during certain periods, no incentive fee was paid by the Other Investment Vehicle because the Other Investment Vehicle’s “high water mark” was not surpassed with respect to the then-current investor(s). The results presented have not been audited. It should also be noted that the expenses of the Fund, inclusive of the Rule 12b-1 fees imposed on certain classes of the Fund’s shares, are higher than the expenses of the Other Investment Vehicle. Thus, the performance shown above for the Other Investment Vehicle would be lower if adjusted to reflect the higher expenses of the Fund’s shares. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

[2]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. (Source: MSCI Barra)

[3]	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices. (Source: MSCI Barra)

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Investment Vehicle. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by Mr. Sparaggis, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

A-5

Bluepoint Trust

Class A (BPTAX), Class C (BPTCX), Class I (BPINX) and

Class W (BPTWX) Shares

A series of Bluepoint Investment Series Trust

350 Madison Avenue, 9th Floor

New York, NY 10017

STATEMENT OF ADDITIONAL INFORMATION

February 6, 2015

Bluepoint Trust (the “Fund”), the sole series of shares offered by Bluepoint Investment Series Trust, is a non-diversified, open-end management investment company organized on July 6, 2012 as a statutory trust under the laws of the State of Delaware. The investment objective of the Fund is to achieve capital appreciation. The Fund pursues its objective primarily by investing in equity securities of U.S. and foreign companies.

SilverBay Capital Management LLC (the “Adviser”) serves as the investment adviser of the Fund.

Information about the Fund is set forth in a separate prospectus for the Fund, dated February 6, 2015 (the “Prospectus”), which provides the basic information you should know before investing. To obtain a copy of the Prospectus, please write to Bluepoint Investment Series Trust, 350 Madison Avenue, 9th Floor, New York, NY 10017, or call (212) 389-8713. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

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THE FUND

Bluepoint Investment Series Trust (the “Trust”) was organized under the laws of the State of Delaware on July 6, 2012. The Trust is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) commonly known as a “mutual fund.” This SAI relates to the Bluepoint Trust (the “Fund”). The Fund is a separate investment portfolio or series of the Trust.

This SAI relates to the Class A, Class C, Class I and Class W shares of the Fund, currently the only classes of shares offered by the Fund. The Fund is also authorized to offer other classes of shares but such shares have not been offered as of the date of this SAI. Only Class A shares impose any impose any front-end sales charge. Class C shares are subject to a contingent deferred sales charge imposed on shares sold within 12 months after purchase. Class A, Class C and Class W shares charge distribution (i.e., Rule 12b-1) fees and do not charge redemption fees. Non-U.S. investors may not purchase shares of the Fund.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve capital appreciation. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program. An investment in the Fund can be considered speculative and you could lose all your money.

Additional Information on Portfolio Investments, Strategies and Risks

Information contained in this SAI expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

Principal Investment Strategies and Risks

Risk of Equity Securities. The Fund primarily invests in publicly-traded “equity securities,” which, for these purposes, means common and preferred stocks and convertible securities. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

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The Fund may invest in convertible securities, which also carry unique risks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Additionally, some convertible securities that the Fund may invest in include non-investment grade (i.e., “high-yield” or “junk bonds”) and unrated convertible bond securities. Junk or unrated convertible bonds expose the Fund to greater risk of principal and income loss than higher rated securities, and they are less liquid and more likely to experience greater price fluctuations or default than higher rated securities.

Counterparty Credit Risk. The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts. If a counterparty to a swap contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect swap transactions only with counterparties that it believes are creditworthy. The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Portfolio Turnover. Given the Fund’s investment strategy, the Fund is expected to generate a high portfolio turnover rate. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective.

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Additional Foreign Securities Risk. The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events, as well as other changes in foreign and domestic political and economic conditions could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in the Prospectus and this SAI can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Risk of Short Sales. Although not expected to be an integral part of the Fund’s principal investment strategies, the Fund, from time to time, may enter into short sale transactions involving U.S. and foreign securities in an effort to enhance returns and for speculative investment purposes. It is expected that at no time will more than 50% of the Fund’s total assets (measured at the time of entering into a position) be represented by short sales. The Fund would enter into a short sale transaction when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred. Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions,

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may recognize short term capital gain, which will be passed through to investors as ordinary income.

The Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and will deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Broker is Morgan Stanley & Co. Incorporated. The Fund may add one or more additional Prime Brokers. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. Additionally, by having a Prime Broker, the Fund may be susceptible to sudden and material increases in transaction costs imposed by the broker. The Adviser will monitor regularly the creditworthiness of a Prime Broker.

Non-Principal Investments Strategies and Risks

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment. Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments, to the extent such instruments are used by the Fund. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps. The full effect of this and future legislation cannot yet be known.

Other Equity Securities. Special risks are associated with investments in initial public offering (“IPO”) securities including a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.

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The Fund may invest in stock options. The sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security (owned by the Fund) or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of a covered put option exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the cash or liquid securities that are required to be placed in a segregated account in order to engage in a covered put option. In addition, when options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. (See “Counterparty Credit Risk” below) These options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

Finally, warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund’s ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund’s investment adviser, SilverBay Capital Management LLC (the “Adviser”), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Bonds and Other Fixed-Income Securities. The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments

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on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

Strategic Transactions. The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements). In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

The Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

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Borrowing Money. The Fund may borrow money from banks in an amount not exceeding one-third of its total assets for the purpose of purchasing securities (a practice known as “leverage”). Subject to the one-third limitation, the Fund may also borrow for liquidity purposes (e.g., to meet redemptions). The Fund will not pledge more than one-third of its total assets to secure permitted borrowings. To collateralize permitted borrowings, the collateral would be held in a segregated account of the Fund at the Fund’s custodian bank and would be subject to a claim by the lending bank only in the event of a default by the Fund and only in an amount not to exceed the amount of the borrowing.

Borrowing involves the creation of a liability that requires the Fund to pay interest. The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

The 1940 Act permits a fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

European Union Sovereign Default Risk. Recent global markets and economic conditions have been negatively impacted by the ability of certain European Union (“EU”) member states to service their sovereign debt obligations. If the fiscal obligations of these EU member states continue to exceed their fiscal revenue, taking into account the reactions of the credit and swap markets, the ability of such member states to service their debt in a cost efficient manner will be impaired. The continued uncertainty over the outcome of various EU governments’ financial support programs and the possibility that other EU member states may experience similar financial troubles could further disrupt global markets. In particular, it has disrupted and could continue in the future to disrupt equity and fixed income markets and result in volatile bond yields on the sovereign debt of EU members. The issues arising out of the current sovereign debt crisis may transcend Europe, cause investors to lose confidence in the safety and soundness of European financial institutions and the stability of European member economies, and likewise affect U.S. based financial institutions, the stability of the global financial markets and any economic recovery. If an EU member state were to default on its obligations or seek to leave the Eurozone, the impact on the financial and currency markets

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would be significant and could impact materially all financial institutions, including the Fund. Continued adverse conditions in the fixed income debt markets in these countries for an extended period of time, particularly if left unmitigated by policy measures, could have an adverse effect on the Fund, including the liquidity of its portfolio.

Repurchase Agreements. The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund’s limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In these cases, the Fund may incur a loss.

Foreign Investment Risk. The Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a

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foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective (subject to any policies established by the Board), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, (i) private placements and other securities that are subject to legal or contractual restrictions on resale (except for “Rule 144A” securities, which may, under certain circumstances, as discussed below, be treated as liquid) or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days. Generally, less public information is available about the issuers of whose securities are not publicly traded than about issuers whose securities are publicly traded. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as “illiquid” for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”).

Exchange Traded Funds and Other Similar Instruments. The Fund may purchase shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares). The Adviser does not currently anticipate purchasing creation units.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

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Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

Money Market Mutual Funds. For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds. The Fund will incur additional expenses due to the duplication of fees and other costs to the extent it invests in shares of money market mutual funds.

Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning returns on the cash amounts invested in short-term investments.

A loan may be terminated by the borrower on one business day notice, or by the Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Adviser deems to be creditworthy (such creditworthiness will be determined based on procedures approved by the Board) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of seeking to call the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

Investment Restrictions

The Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this SAI and in the Prospectus, a “majority” of the Fund’s outstanding

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shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.       Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided, that this does not apply to U.S. Government Securities (as defined herein).1

2.       Borrow money or issue “senior securities” (as defined by the 1940 Act), except to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

3.       Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities; and (iii) by entering into repurchase agreements.

4.       Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

5.       Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

6.       Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and may purchase and sell foreign currency and foreign currency options and futures and may enter into forward foreign currency contracts.

As a non-fundamental policy, no more than 15% of the Fund’s net assets may be invested in securities and other instruments that are illiquid. This policy may be changed at any time by the Board without shareholder approval.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 2 above) and illiquid securities, if a percentage limitation set forth above, or stated elsewhere in this SAI or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation. If the threshold on illiquid securities is exceeded (due to changes in the value of the Fund’s investments), the Fund will take all appropriate steps to reduce the amount of the Fund’s illiquid holdings to the extent necessary to cause the Fund to have less than 15% of

[1]	In determining whether the Fund has invested in accordance with its investment restrictions, the Adviser may use the Global Industry Classification Standard produced by S&P or may in its sole discretion use another reasonable classification methodology.
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its net assets held in illiquid securities. Further, until such reduction is complete, the Fund will only make investments in liquid securities/instruments.

Other Regulatory Restrictions

Limitations on Investments in Securities Related Issuers. The 1940 Act generally restricts the Fund from investing in securities issued by brokers, dealers, underwriters, registered investment advisers, and any investment adviser to a registered investment company. Specifically, the Fund may only invest in such issuers, if: (i) immediately after the acquisition of any equity security (which includes warrants and convertible securities) of the company, the Fund does not own more than 5% of the class of the company’s equity securities; (ii) immediately after the acquisition of any debt security of the company, the Fund does not own more than 10% the outstanding principal amount of the company’s debt securities; or (iii) immediately after the acquisition, the Fund does not have invested more than 5% of its total assets in the company.

Limitations on Investments in Insurance Companies. The 1940 Act generally prohibits the Fund from acquiring any security issued by an insurance company of which the Fund does not own at least 25% of the total outstanding voting stock, if the Fund would then own more than 10% of the total outstanding voting stock of the insurance company.

MANAGEMENT OF THE TRUST

The Board has overall responsibility for the management and supervision of the operations of the Trust and the Fund and has approved the Fund’s investment program. It has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund. The Board also oversees the Fund’s risk management processes, primarily through the functions (described below) performed by the Audit Committee.

Gregory D. Jakubowsky, the president and principal executive officer of the Fund and the Chief Operating Officer and Chief Compliance Officer of Alkeon Capital Management, LLC (“Alkeon”) (the managing member of the Adviser), serves as chairman of the Board (the “Chairman”). Although he is an “interested person” of the Trust, as defined by the 1940 Act, the Board believes that by having the Trust’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Trust and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Trust’s governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees. Although the Trust does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (66 ⅔% of which is represented by Independent Trustees) and that each of the Board’s critical committees (Audit and Nominating) is chaired by an Independent Trustee.

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The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees

Name and Age	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/Director ships Held by Trustee
William F. Murphy, 56	Trustee	Indefinite/Since Inception	Portfolio Manager, Bay Hill Capital Management, LLC (investment management firm) (2010 to 2011); Executive Director, HSBC, N.A. (investment bank) (2006 to 2008); Executive Director, UBS (investment bank) (1985 to 2004)	Two(1)	None
Jorge Orvananos, 46	Trustee	Indefinite/Since Inception	Principal, GFR, LLC (consulting) (2010 to present); Analyst, HealthCor Partners Management, L.P. (investment management firm) (2009 to 2010); Technical Strategist, Kingdon Capital Management, LLC (investment management firm) (1997 to 2009)	Two(1)	None

The address of each Independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1) The Fund Complex includes another registered investment company advised by the Adviser.

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Interested Trustees*

Name and Age	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Director ships Held by Trustee
Gregory D. Jakubowsky, 42	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Alkeon Capital Management, LLC (investment management firm) (2002 to present); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer) (2003 to present)	Two(1)	None

* “Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund because of his affiliation with the Adviser and its affiliates.

(1) The Fund Complex includes another registered investment company advised by the Adviser.

Each of the Trustees has been elected to the Board by the Adviser as the then sole shareholder of the Fund.

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees from the Fund for the Fund’s first fiscal year. No compensation is paid by the Fund to Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

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Compensation Table

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex(1)

William F. Murphy	$10,000	0	0	$25,000

Jorge Orvananos	$10,000	0	0	$25,000

(1) The Fund Complex includes another registered investment company advised by the Adviser.

Currently, the Independent Trustees are paid an annual retainer of $10,000 and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Board Committees

The Board has formed an Audit Committee consisting of the Independent Trustees. The primary duties of the Audit Committee are: (i) to recommend to the full Board for its approval, the selection and appointment of the independent registered public accounting firm to be retained by the Trust each fiscal year; (ii) to meet with the Trust’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Trust’s risk management processes by, among other things, meeting with the Trust’s auditors and overseeing the Trust’s disclosure controls and procedures (including the Trust’s internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board has adopted a written charter for the Audit Committee. During the fiscal period ended September 30, 2014, the Audit Committee held three meetings.

The Board has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to Bluepoint Trust, 350 Madison Avenue, 9th Floor, New York, New York, 10017; Attention: Vice President. During the fiscal period ended September 30, 2014, the Nominating Committee held no meetings.

Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. The

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Independent Trustees, in considering the current composition of the Board, have accorded particular weight to the individual professional and personal background of each Trustee, as set forth in the biographies included in the table contained in “Management of the Fund—Independent Trustees”, which was the basis for their selection to the Board. The Independent Trustees also considered that Mr. Jakubowsky is not an Independent Trustee, but recognized that he is an officer of Alkeon (the managing member of the Adviser) and serves as a principal officer of the Fund, and, as such, helps foster the Board’s direct access to information regarding the Adviser, which is the Fund’s most significant service provider. In considering the candidacy of a prospective Independent Trustee, the Nominating Committee and the Board would take into account a variety of factors, including each nominee’s professional background and experience.

Equity Securities Owned by Trustees

As of the end of the most recently completed calendar year, none of the Trustees own shares of the Fund or in any other registered investment company overseen by the Trustees within the same Fund complex. As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, the Adviser’s managing member, Alkeon, Mainsail Group, L.L.C. (“Mainsail”) or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, Mainsail, or any affiliate of the Adviser or Mainsail was a party.

Fund Officers

In accordance with the Trust’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Trust:

Officers

Name and Age	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory D. Jakubowsky, 42	President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Alkeon Capital Management, LLC (investment management firm); Chief Executive Officer, Mainsail Group, L.L.C. (broker-dealer)
George Mykoniatis, 44	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm) Chief Compliance Officer,
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Mainsail Group, L.L.C. (broker-dealer)
A. Tyson Arnedt, 53	Chief Compliance Officer, Chief Legal Officer, AML Officer, Vice President and Secretary	Indefinite/Since Inception	Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm); General Counsel, Alkeon Capital Management, LLC (investment management firm); General Counsel, Mainsail Group, L.L.C. (broker-dealer); Independent Consultant; Chief Operating Officer, EIM Management (USA) Inc. (investment management firm)

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser

SilverBay Capital Management LLC, located at 350 Madison Avenue, 9th Floor, New York, New York 10017, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser is controlled by its managing member, Alkeon, which is also registered with the SEC as an investment adviser. Mr. Sparaggis, the Fund’s Portfolio Manager, is also the controlling person and Chief Investment Officer of Alkeon. As of January 1, 2015, Alkeon managed approximately $5.3 billion of client assets in its global growth equity strategies, including various registered investment companies and private investment funds.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated September 20, 2012, between the Adviser and the Trust. The Advisory Agreement had an initial term expiring on September 20, 2014 and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. A discussion regarding the basis for the Board’s approval of the renewal of the Advisory Agreement is available in the Fund’s report to shareholders for the period ended September 30, 2014.

The Adviser is responsible for: (i) developing and implementing the Fund’s investment program, (ii) managing the Fund’s investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Adviser will monitor the Fund’s compliance with all applicable investment limitations, including those imposed by the 1940 Act. Those certain management and administrative services provided by the Adviser (or an affiliate)

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include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund’s administrator, custodian, transfer agent, and other organizations that provide services to the Fund. In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund. The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund’s administrator.

The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys’ fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund. Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

The Fund bears all expenses incurred in its business and operations other than those borne by the Adviser under the Advisory Agreement, including, without limitation, all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees), any payments pursuant to the plan of distribution adopted by the Fund; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; entity-level taxes; registration costs of the Fund and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Adviser or who are not officers or employees of any company affiliated with the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust’s independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including, but not limited to, officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

Under the Advisory Agreement, the monthly compensation paid to the Adviser is computed daily at an annual rate of 1.50% of the average daily net assets of the Fund (the “Advisory Fee”). The Fund paid the Adviser an Advisory Fee of $56,182 for the fiscal period ended September 30, 2014.

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A discussion regarding the basis for the Board’s approval of the renewal of the Advisory Agreement is available in the Fund’s report to shareholders for the period ended September 30, 2014.

Portfolio Manager

Portfolio Manager. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon, serves as the Fund’s principal Portfolio Manager (“Portfolio Manager”) and as the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund’s commencement of operations in February 2013. Mr. Sparaggis also serves as the portfolio manager of several other investment funds that have investment programs substantially similar to that of the Fund. Mr. Sparaggis is also the controlling person of Mainsail Group, L.L.C., an affiliate of the Adviser, a broker-dealer registered under the Exchange Act and the distributor of the Fund’s Shares.

From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

Mr. Sparaggis received a Masters in Business Administration and Ph.D. in Electrical and Computer Engineering in 1993 and 1994, respectively, from the University of Massachusetts. He received an IBM Fellowship in physical sciences in 1992 and 1993.  He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

The following table provides information regarding other accounts managed by the Fund’s Portfolio Manager, Mr. Sparaggis, as of September 30, 2014:

Registered Investment Companies Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
2	$2,940,930,368	2	$2,940,930,368
Pooled Investment Vehicles Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
9	$2,413,147,133	9	$2,413,147,133
Other Accounts Managed by the Portfolio Manager
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
0	0	0	0
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Portfolio Manager Compensation

Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the managing member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees received from the Fund and advisory fees and performance fees and allocations received from other advisory clients.

Securities Ownership of Portfolio Managers

As of September 30, 2014, the Portfolio Manager does not currently own directly any shares of the Fund. (This does not take into account the Portfolio Manager’s position as controlling principal of the Adviser’s managing member.)

Conflicts of Interest

General

Alkeon controls the Adviser as its sole managing member. In addition, Alkeon, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, Alkeon and its officers or employees who assist in its management of the Adviser will be engaged in substantial activities other than as the managing member of the Adviser and may have conflicts of interest in allocating their time and activities between the Fund, the Adviser and Alkeon. Alkeon and its officers and employees devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Adviser and Alkeon may provide investment advice for certain other investment funds or other accounts that pursue investment strategies similar to that of the Fund (the “Similar Accounts”). As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser or Alkeon for investment for the Similar Accounts. There may be circumstances, however, under which the Adviser or Alkeon will cause one (or more) of the Similar Accounts to commit a different percentage of its assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser or Alkeon will consider or recommend participation by the Similar Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

The Adviser will consider subjective criteria in evaluating whether a particular investment opportunity or strategy is appropriate and feasible for one or more Similar Accounts at a particular time. These criteria typically include: (i) the nature of the investment opportunity taken in the context of the other investments available at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of the obtainable position); (iv) the transaction costs involved; (v) the

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investment or regulatory limitations applicable to the particular entity or account and (vi) the liquidity needs of the particular account. Similarly, the Adviser will consider subjective criteria when determining if a limited investment opportunity (such as an IPO) is an investment that is appropriate and feasible (in light of restrictions on investments in IPOs as may be applicable under the 1940 Act) for the Fund and/or a Similar Account. Accordingly, the Fund may not be able to take full advantage of an investment opportunity to the extent the Adviser determines, in its discretion, that such opportunity is not appropriate for the Fund. Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Similar Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts. Therefore, prospective shareholders should note that the future performance of the Fund and the Similar Accounts may vary.

When the Adviser and/or Alkeon determine(s) that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with Alkeon’s and the Adviser’s responsibilities under the Advisers Act and the 1940 Act and their own internal procedures. However, decisions in this regard are necessarily subjective and there is no requirement that the Fund participates, or participates to the same extent as the Similar Accounts, in all trades. The Adviser and Alkeon will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or Alkeon. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

The members of the Adviser, Alkeon and their directors, managers, officers and employees (including the Fund’s Portfolio Manager, Mr. Sparaggis) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser or Alkeon that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

Mainsail, an affiliate of Alkeon, acts as the distributor for the Fund’s shares (“Distributor”) and bears various costs associated with its activities as the Distributor. Mainsail is a securities brokerage firm and is registered as a broker-dealer under the Exchange Act and is a member of FINRA. The Fund pays distribution-related and shareholder service fees to Mainsail.

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Situations may arise in which accounts affiliated with Mainsail or its affiliates have purchased securities that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Fund at a later time. From time to time, in the course of its brokerage, investment or dealer activities, Mainsail or its affiliates may trade, position or invest in, for its own account, the same securities as those in which the Fund invests. This could have an adverse impact on the Fund’s investment performance.

Mainsail and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser, Alkeon or one of their respective affiliates. In addition, these firms may receive research products and services in connection with the brokerage services that Mainsail and its affiliates may provide from time to time to one or more Similar Accounts or to the Fund. The Fund may also pay brokerage commissions to affiliated broker-dealers.

The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund, except that an affiliate of the Adviser may act as broker for, and impose usual and customary brokerage commissions on, the Fund in effecting securities transactions. In addition, the Fund may effect certain principal transactions in securities with one or more Similar Accounts, except for accounts in which Alkeon or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon or any affiliate’s appointment as an investment adviser or portfolio manager to the account). These transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Similar Account to sell, or the Fund to sell and such Similar Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser or Alkeon has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund’s investment performance because the Fund may: (i) hold securities of an issuer with respect to which the Adviser or Alkeon has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or Alkeon has favorable information.

As a result of the investment banking, corporate finance or similar activities of Mainsail, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may purchase securities during the existence of an underwriting or selling syndicate in which Mainsail is participating only subject to certain conditions. This could have an adverse impact on the Fund’s investment performance.

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Future investment activities of the Adviser, Alkeon and Mainsail and their members, managers, principals, partners, directors, officers or employees (as applicable), may give rise to additional conflicts of interest.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although the Adviser will generally seek reasonably competitive commission rates, the Adviser will not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, the Adviser may at times execute a trade through a particular broker but then “step out” the trade to a different broker. This occurs when the Adviser determines that the order is best executed through a certain broker (including an affiliated broker) but would like to pay all or a portion of the commission to another broker for research provided to the Adviser. Research services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory

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Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Alkeon or their respective affiliates in providing services to clients other than the Fund. In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

During the fiscal period from the Fund’s inception on February 1, 2013 through September 30, 2014, the Fund paid an aggregate amount of brokerage commissions of $7,812.

Although the Fund cannot accurately predict its portfolio turnover, the Fund generally expects that its annual portfolio turnover rate will significantly exceed that of other registered investment companies. The Fund’s portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income. The Adviser may execute portfolio brokerage transactions through Mainsail and a broker affiliated with the Adviser as well as other non-affiliated brokers. Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund. This policy is designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders and includes procedures to address conflicts between the interests of Fund shareholders and those of the Adviser, Distributor or any affiliated person of the Fund, the Adviser or the Distributor. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding the Fund’s portfolio holdings may not be provided to any person.

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Information regarding the Fund’s portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organization for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust (the “CCO”). In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to the information only to facilitate its rating or ranking of the Fund. The Fund’s policy does not prohibit: (1) disclosure of information to the Adviser or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors) or to broker and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold); or (2) disclosure of holdings of or transactions in portfolio securities that is made on the same basis to all shareholders of the Fund. The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund. Any such arrangements approved by the CCO are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances where the Adviser or an affiliated person of the Trust stands to benefit to the detriment of the Fund.

The CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Adviser, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund’s portfolio securities held, purchased or sold by the Fund.

Consistent with the Trust’s policy, information relating to the Fund’s portfolio securities are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Fund’s portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions
Adviser	Daily	Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit	Ethical
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Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review.	Ethical
Printers	Twice a year. Printing semi-annual and annual reports.	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-Dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale - no broker/dealer has access to the Fund’s entire portfolio.	Contractual and Ethical

CODE OF ETHICS

In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser and Mainsail have adopted a Joint Code of Ethics and the Fund and Alkeon have each adopted a Code of Ethics, all of which are in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

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The Adviser instructs each custodian for its client accounts (including the Fund) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund’s Vice President at (212) 389-8713 and (ii) at the SEC’s website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Accordingly, if the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

A.	if a proposal is addressed by the ISS Policies, the Adviser will vote in accordance with such policies;

B.	if the Adviser believes it is in the best interests of the fund to depart from the ISS Policies, the Adviser will be subject to the requirements of C or D below, as applicable;

C.	if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and
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D.	if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of a fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser’s Compliance Committee.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

As of December 31, 2014, to the best knowledge of the Trust, the following persons beneficially owned 5% or more of the outstanding shares of the Fund as indicated in the table below:

Name and Address of Beneficial Owner	Amount of Shares Owned	Percent of Ownership
Alkeon Capital Advisers, LLC, 350 Madison Avenue, 9th Floor, New York, NY 10017	250,819.38	96%
Alkeon Capital Management, LLC, 350 Madison Avenue, 9th Floor, New York, NY 10017	10,464.08	4%

As Alkeon and its affiliates control 100% of Fund’s voting securities, there is no effect on the voting rights of other security holders. Alkeon is organized under the jurisdiction of the state of Delaware. Fund officers and Trustees own less than 1% of the Fund’s equity securities.

DISTRIBUTION

Mainsail, located at 350 Madison Avenue, 9th Floor, New York, New York 10017, serves as the principal underwriter and exclusive agent for distribution of the Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. As disclosed in the biographies included in the table contained in “Management of the Fund—Officers”, all three Fund officers are affiliated with Mainsail.

At present, the Fund offers only Class A, Class C, Class I and Class W shares. Only Class A shares impose any front-end sales charge. Class C shares are subject to a contingent deferred sales charge imposed on shares sold within 12 months after purchase. The Fund’s shares do not charge redemption fees.

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Non-U.S. investors may not purchase shares of the Fund. Only U.S. Persons within the meaning of Section 7701(a)(30) of the Code may purchase shares of the Fund.

The Trust has adopted a Plan of Distribution (the “Plan”) with respect to Class A, Class C and Class W shares of the Fund pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, the Trust, on behalf of the Fund, pays to the Distributor, out of the assets of Class A, Class C and Class W shares, a fee in connection with distribution-related and shareholder services of up to 0.25%, 1.00% and 0.25%, respectively, on an annual basis of the average daily net assets of the respective shares. The Distributor may pay all or a portion of these fees to any registered securities dealer or financial institution (a “Recipient”) who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services. The Distributor provides to the Board of Trustees, and the Trustees review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report includes the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares so affected. All material amendments of the Plan will require approval by a majority of the Trustees and Independent Trustees.

The Distributor or Recipients shall use the monies paid to it to assist in the distribution and promotion of Class A, Class C and Class W shares and for the arrangement for, or the provision of, shareholder services to shareholders. Such shareholder services shall include, among other things, furnishing personal services and maintaining shareholder accounts, assisting with purchase and redemption requests, confirming that customers have received the Fund’s prospectus and statement of additional information, if applicable, assisting customers in maintaining proper records with the Trust, answering questions relating to customers’ respective accounts, and aiding in maintaining the investment of their respective customers in shares.

Through the date of this SAI, no fees have been paid under the Plan.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may buy or sell shares through your financial intermediary. Such financial intermediary is authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the order. You will have to follow the procedures of your financial advisor. Your financial intermediary may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial intermediary. The offering

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price per share is equal to the NAV next determined after your financial intermediary receives your purchase order. Your financial intermediary is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. The financial intermediary must send your payment by the time the Fund prices its shares on the following day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

Your financial intermediary may charge you a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to cease the offering of shares. The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. In fact, for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Class I Shares is $1,000 and subsequent investments must be made in amounts of $100 or more. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any net short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The following is a general summary of the material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund. The discussion is based upon the Code, Treasury Regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date

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hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussions set forth here and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of shares of the Fund.

Federal Income Taxation of the Fund - The Fund has elected, and intends to qualify each year, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the “Gross Income Requirement”) and diversification of its assets (the “Diversification Requirement”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any

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amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax. The Fund can give no assurances that its distributions will be sufficient to avoid such tax. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders at the rates then applicable to dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

As an alternative, there is a remedy for a failure of the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. There is also a de minimis exception to a potential failure of the Diversification Requirement that would require corrective action but no tax payment. In addition, a failure of the Gross Income Requirement can be remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Board of Trustees reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund and its shareholders will be subject to federal, and possibly state and local, taxes as described above.

Nature of the Fund’s Investments - Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss

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(the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of any distributions to the Fund’s shareholders.

Passive Foreign Investment Companies - If the Fund purchases shares in passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currencies - In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the Diversification Requirement applicable to the Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

Foreign Taxes - Jurisdictions in which the Fund invests may impose taxes with respect to certain interest, dividends and capital gains, or with respect to certain financial transactions. The Fund may take the position that such income or transaction is not subject to such a foreign tax, or that it is exempt from payment of such a tax. However, there can be no assurance that a relevant foreign tax authority will agree with the Fund’s position. Any such

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exposure to foreign taxes could adversely affect the Fund’s returns. Additionally, a shareholder may be adversely impacted by foreign taxes imposed on the Fund attributable to periods prior to the shareholder’s investment in the Fund. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Section 1256 Contracts - The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contracts), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Distributions to Shareholders - Distributions of the Fund’s investment company taxable income are, except as described below, taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute long-term or short-term capital gains to such holder, depending on the holder’s holding period in the shares.

The federal income tax rates generally are reduced to 20% (lower rates apply for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) “qualified dividend income” received by individuals from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rates to apply. Because the Fund intends to invest primarily in equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to “qualified dividend income.” No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of “qualified dividend income.” To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. Distributions by the Fund are generally taxable, even though the distributions may economically represent a return of invested capital to shareholders. This is likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income and gains. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

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Sale of Shares - A shareholder will recognize a gain or loss on the sale of shares equal to the difference between the shareholder’s adjusted tax basis (which will include any sales load paid by such shareholder) in the shares sold and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets and generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund’s automatic reinvestment plan. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Tax on Net Investment Income - Individuals, estates and trusts are subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for a taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount. The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $120,000 for other individuals, and the dollar amount at which the highest income tax bracket for estates and trusts begins. Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s “net investment income” subject to this Medicare tax.

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

35

Unrelated Business Taxable Income - Generally, an exempt organization is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares in the Fund. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. federal tax consequences of an investment in the Fund.

Backup Withholding - The Fund may be required to withhold federal income tax at the rate of 28% on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s United States federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Information Reporting - The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

Tax Shelter Reporting - If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting – The Fund is required to report to shareholders and the IRS the “cost basis” of shares and the character of realized gains and losses attributable to shares acquired by a shareholder on or after January 1, 2012 (“Covered Shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its

36

purchase price adjusted for dividend reinvestments, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If a shareholder has Covered Shares redeemed during any year, then the Fund will report the cost basis of such Covered Shares to the IRS and the shareholder on Form 1099-B.

The Fund will permit shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in their Covered Shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the highest in, first out method, will be applied to the shareholder’s account. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis and available elections for their account.

Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the cost basis reporting rules and, in particular, which cost basis calculation method to elect.

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program. As part of the Program, the Fund has designated an anti-money laundering officer.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity was not adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Fund is the sole series of shares of the Trust, and the Fund offers Class A, Class C, Class I and Class W shares. However, the Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to

37

certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when those matters are voted upon by shareholders. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date. All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

Administration

Pursuant to the Administration and Accounting Services Agreement with the Trust (the “Services Agreement”), BNY Mellon Investment Servicing (US) Inc. (“BNYMIS” or the “Administrator”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator of the Fund. The Administrator provides various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

In consideration of the administration and accounting services, the Fund pays BNYMIS a monthly fee equal to a percentage of the Fund’s average net assets, with such annual rate declining from .08% to .06% as the Fund’s net assets increase. As of January 1, 2015, this fee was approximately .08% of the Fund’s average net assets. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Custodian

Pursuant to a Custody Agreement with the Trust, The Bank of New York Mellon (the “Custodian”), located at One Wall Street, New York, New York 10286, acts as the custodian of the Fund’s securities and cash and as the Fund’s accounting services agent. The Custodian is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. As the accounting services agent of the Fund, the Custodian maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business.

Transfer Agent

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Pursuant to a Transfer Agent Agreement with the Trust, BNYMIS (the “Transfer Agent”) acts as the Fund’s transfer and disbursing agent. The Transfer Agent is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

The Transfer Agent provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, the Transfer Agent receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Independent Registered Public Accounting Firm

Grant Thornton LLP, located at principal business address 757 Third Avenue, New York, NY 10017, serves as the Fund’s independent registered public accounting firm, providing audit and tax services.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust. The firm also acts as U.S. legal counsel to the Adviser and its affiliates with respect to certain other matters. The firm does not represent potential investors in the Fund.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s Internet website, www.sec.gov.

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More Information

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting your financial advisor or the Trust directly at:

Bluepoint Investment Series Trust

350 Madison Avenue, 9th Floor
New York, NY 10017
Telephone: (212) 389-8713

Financial Statements

The Fund’s financial statements for the fiscal period ended September 30, 2014 and the report of the independent registered public accounting firm thereon are attached hereto as Appendix A.

40

APPENDIX A

Annual Report of
Bluepoint Trust

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2014

Bluepoint Trust

Financial Statements

For the Year Ended September 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP 60 Broad Street, 24th Floor New York, NY 10004-2306 T 212.422.0100 F 212.422.0144 www.GrantThornton.com

Board of Trustees and Shareholders
Bluepoint Trust

We have audited the accompanying statement of assets and liabilities of BluePoint Trust (a Delaware statutory trust) (the “Fund”), including the schedules of investments, securities sold, not yet purchased and swap contracts, as of September 30, 2014 and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period February 1, 2013 (commencement of operations) through September 30, 2013, the statement of cash flows for the year then ended and the financial highlights (included in Note 13) for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of September 30, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BluePoint Trust as of September 30, 2014, and the results of its operations, the changes in its net assets for the year then ended and the period February 1, 2013 (commencement of operations) to September 30, 2013, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
November 28, 2014

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

BLUEPOINT TRUST
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014
Assets
Investments in securities, at fair value (cost $3,215,779)	$3,747,112
Cash and cash equivalents (including Hong Kong Dollars of $3,785, with a cost of $3,789)	70,352
Due from broker	176,614
Receivable for investment securities sold	82,242
Dividends receivable	2,826
Interest receivable	395

Total assets	4,079,541

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $213,253)	234,081
Due to custodian (Japanese Yen of $74,488, with a cost of $75,481)	74,488
Professional fees payable	8,214
Management fees payable	4,705
Administration fees payable	3,020
Net unrealized depreciation on total return swaps	550
Stock loan fee payable	468
Accrued expenses	4,554

Total liabilities	330,080

Net Assets	$3,749,461

Net assets
Represented by:
Shares of beneficial interest—$0.001 par value; unlimited shares authorized; 317,394 shares issued and outstanding	$3,193,195
Accumulated net investment gain/(loss)	(89,659)
Accumulated net realized gain/(loss) of investment transactions, foreign currency transactions and total return swaps	134,984
Net unrealized gain/(loss) of investments, foreign currency and total return swaps	510,941

Commitments and contingencies
Net Assets	$3,749,461

Net asset value per share	$11.81

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
SCHEDULE OF INVESTMENTS

Shares		September 30, 2014 Fair Value
	Investments in Securities—99.94%
	Common Stocks—99.42%
	China—5.71%
	Web Portals / ISP—5.71%
980	Baidu Inc ADR *	$213,865

	Total China (cost $178,701)	$213,865

	Hong Kong—4.94%
	Alternative Waste Technology—4.94%
140,000	China Everbright International Ltd	185,342

	Total Hong Kong (cost $119,255)	$185,342

	Ireland—1.62%
	Diversified Manufacturing Operations—1.62%
930	Pentair PLC	60,906

	Total Ireland (cost $71,150)	$60,906

	Japan—5.01%
	Chemicals—1.92%
1,100	Shin-Etsu Chemical Co Ltd	71,880

	E-Commerce / Products—1.24%
4,041	Rakuten Inc	46,527

	Finance–Other Services—0.92%
1,456	Japan Exchange Group Inc	34,550

	Telephone–Integrated—0.93%
500	SoftBank Corp	35,047

	Total Japan (cost $191,863)	$188,004

	United States—82.14%
	Apparel Manufacturers—1.52%
730	Carter’s Inc	56,590

	Auction House / Art Dealer—0.55%
580	Sotheby’s	20,717

	Cable / Satellite Television—2.52%
1,760	Comcast Corp, Class A	94,653

	Commercial Services–Finance—5.87%
330	Alliance Data Systems Corp *	81,929
1,870	MasterCard Inc, Class A	138,230

		220,159

	Computers—4.51%
1,680	Apple Inc (a)	169,260

	Consulting Services—1.28%
790	Verisk Analytics Inc, Class A *	48,103

	E-Commerce / Products—2.84%
330	Amazon.com Inc * (a)	106,405

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2014 Fair Value
	Common Stock (continued)
	United States (continued)
	E-Commerce / Services—6.63%
220	Coupons.com Inc *	$2,631
4,120	Groupon Inc *	27,522
2,390	TripAdvisor Inc * (a)	218,494

		248,647

	Electronic Components–Semiconductors—2.57%
2,280	Xilinx Inc	96,558

	Electronic Design Automation—2.91%
2,750	Synopsys Inc *	109,161

	Finance–Credit Card—4.54%
530	American Express Co	46,396
580	Visa Inc, Class A	123,755

		170,151

	Finance–Other Services—2.50%
480	IntercontinentalExchange Group Inc	93,624

	Medical–Biomedical / Genetics—10.64%
850	Alexion Pharmaceuticals Inc * (a)	140,947
845	BioMarin Pharmaceutical Inc *	60,975
1,270	Celgene Corp *	120,371
720	Gilead Sciences Inc *	76,644

		398,937

	Medical–Drugs—1.20%
1,810	ACADIA Pharmaceuticals Inc *	44,816

	Medical–Outpatient / Home Medical—2.26%
2,579	Premier Inc, Class A *	84,746

	Medical–Wholesale Drug Distribution—4.47%
2,170	AmerisourceBergen Corp (a)	167,741

	Multimedia—4.01%
4,510	Twenty-First Century Fox Inc, Class B	150,228

	Publishing–Newspapers—3.58%
8,315	News Corp, Class B *	134,121

	Retail–Consumer Electronics—2.96%
3,300	Best Buy Co Inc	110,847

	Retail–Discount—3.14%
2,100	Dollar Tree Inc *	117,747

	Retail–Major Department Store—2.77%
1,520	Nordstrom Inc	103,922

	Retail–Miscellaneous / Diversified—0.18%
304	Container Store Group Inc/The *	6,618

	Retail–Sporting Goods—1.70%
1,080	Cabela’s Inc *	63,612

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2014 Fair Value
	Common Stock (continued)
	United States (continued)
	Semiconductor Equipment—3.41%
880	Lam Research Corp	$65,736
3,200	Teradyne Inc	62,048

		127,784

	Television—3.58%
2,510	CBS Corp, Class B	$134,285

	Total United States (cost $2,634,810)	$3,079,432

	Total Common Stock (cost $3,195,779)	$3,727,549

Par
	Convertible Bond—0.52%
	United States—0.52%
	Internet Content–Entertainment—0.52%
20,000	Twitter Inc, 1.00% due 09/15/2021	19,563

	Total United States (cost $20,000)	$19,563

	Total Convertible Bond (cost $20,000)	$19,563

	Total Investment Securities (cost $3,215,779)—99.94%†	$3,747,112

	Other Assets in Excess of Liabilities—0.06%**	$2,349

	Net Assets—100.00%	$3,749,461

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

*	Non-income producing security.

**	Includes $70,352 invested in a BNY Mellon Money Market Account, which is 1.88% of net assets and foreign currency with a U.S. Dollar value of $3,785 which is 0.10% of net assets.

ADR	American Depositary Receipt

†	Aggregate cost for federal income tax purposes is $3,213,562. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:

Excess of value of cost	$639,808
Excess of cost of value	(106,258)

$533,550

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities – By Industry	September 30, 2014 Percentage of Net Assets (%)
Alternative Waste Technology	4.94
Apparel Manufacturers	1.52
Auction House / Art Dealer	0.55
Cable / Satellite Television	2.52
Chemicals	1.92
Commercial Services – Finance	5.87
Computers	4.51
Consulting Services	1.28
Diversified Manufacturing Operations	1.62
E-Commerce / Products	4.08
E-Commerce / Services	6.63
Electronic Components – Semiconductors	2.57
Electronic Design Automation	2.91
Finance – Credit Card	4.54
Finance – Other Services	3.42
Internet Content – Entertainment	0.52
Medical – Biomedical / Genetics	10.64
Medical – Drugs	1.20
Medical – Outpatient / Home Medicine	2.26
Medical – Wholesale Drug Distribution	4.47
Multimedia	4.01
Publishing – Newspapers	3.58
Retail – Consumer Electronics	2.96
Retail – Discount	3.14
Retail – Major Department Store	2.77
Retail – Miscellaneous / Diversified	0.18
Retail – Sporting Goods	1.70
Semiconductor Equipment	3.41
Telephone – Integrated	0.93
Television	3.58
Web Portals / ISP	5.71

Total Investments in Securities	99.94%

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		September 30, 2014 Fair Value
	Securities Sold, Not Yet Purchased—6.24%
	Common Stock—6.24%
	United States—6.24%
	Electric–Integrated—2.37%
1,540	Public Service Enterprise Group Inc	$57,350
720	Southern Co	31,428

		88,778

	REITS–Diversified—1.73%
650	Vornado Realty Trust	64,974

	Sector Fund–Real Estate—2.03%
1,100	iShares US Real Estate ETF	76,120

	Sector Fund–Utility—0.11%
100	Utilities Select Sector SPDR Fund ETF	4,209

	Total United States (proceeds $213,253)	$234,081

	Total Common Stock (proceeds $213,253)	$234,081

	Total Securities Sold, Not Yet Purchased (proceeds $213,253)	$234,081

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased – By Industry	September 30, 2014 Percentage of Net Assets (%)
Electric – Integrated	2.37
REITS – Diversified	1.73
Sector Fund – Real Estate	2.03
Sector Fund – Utility	0.11

Total Securities Sold, Not Yet Purchased	6.24%

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
SCHEDULE OF SWAP CONTRACTS

Notional Amount	Maturity Date		September 30, 2014 Unrealized Gain/(Loss)
	Swap Contracts—(0.02%)
	Total Return Swap Contracts—(0.02%)
	Hotels and Motels—0.00%
$70,275	12/24/2015	Whitbread PLC	$(42)

Agreement with Morgan Stanley, dated 12/23/2013 to receive the total return of the shares of Whitbread PLC in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

	Private Equity—(0.01%)
41,738	2/5/2015	Blackstone Group LP	(188)

Agreement with Morgan Stanley, dated 02/05/2013 to receive the total return of the shares of Blackstone Group LP in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

	Retail–Discount—(0.01%)
95,306	12/24/2015	Poundland Group PLC	(297)

Agreement with Morgan Stanley, dated 12/23/2013 to receive the total return of the shares of Poundland Group PLC in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

1,944	12/24/2015	B&M European Value Retail SA	62

Agreement with Morgan Stanley, dated 12/23/2013 to receive the total return of the shares of B&M European Value Retail SA in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

	Semiconductor Components–Integrated Circuits—0.00%
146,403	2/5/2015	QUALCOMM Inc	(85)

Agreement with Morgan Stanley, dated 02/05/2013 to receive the total return of the shares of QUALCOMM Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

	Total Swap Contracts		$(550)

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts – By Industry	September 30, 2014 Percentage of Net Assets (%)
Hotels and Motels	0.00%
Private Equity	(0.01%)
Retail – Discount	(0.01%)
Semiconductor Components – Integrated Circuits	0.00%

Total Swap Contracts	(0.02%)

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014
Investment Income
Dividends (net of foreign withholding tax of $307)	$43,860
Interest	4,908

Total investment income	48,768

Expenses
Management fees	56,182
Professional fees	12,632
Dividends on securities sold, not yet purchased	9,188
Interest expense	8,021
Stock loan fees	7,391
Administration fees	5,540
Registration fees	5,368
Trustees’ fees	2,280
Custody fees	1,162
Insurance expense	1,026
Miscellaneous expense	2,813

Total expenses	111,603

Net investment loss	(62,835)

Realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps
Realized gain/(loss) from investment activities, foreign currency transactions and total return swaps
Investment securities	159,152
Securities sold, not yet purchased	(24,839)
Foreign currency transactions	(602)
Total return swaps	(19,958)

Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	113,753

Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	88,603
Net change in unrealized gain/(loss) of total return swaps	(2,115)

Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	86,488

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	200,241

Net increase in net assets resulting from operations	$137,406

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2014	For the period February 1, 2013 (commencement of operations) through September 30, 2013
From operations:

Net investment loss	$(62,835)	$(26,824)
Net realized gain/(loss) from investment activities, foreign currency transactions and total return swaps	113,753	99,574
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and total return swaps	86,488	424,453

Net increase in net assets resulting from operations	137,406	497,203

Distributions to shareholders:
From net realized gain ($0.2527 per share)	(78,343)	—

Net decrease in net assets resulting from distributions to shareholders	(78,343)	—

From transactions in shares:

Net proceeds from sale of shares	750,000	3,100,000
Reinvestment of distributions	78,343	—
Cost of shares repurchased	(735,148)	—

Net change in net assets from transactions in shares	93,195	3,100,000

Net change in net assets	152,258	3,597,203

Net assets at beginning of period	3,597,203	—

Net assets at end of period	$3,749,461	$3,597,203

Accumulated Undistributed Net Investment Loss	$(89,659)	$(26,824)

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2014
Cash flows from operating activities
Net increase in net assets resulting from operations	$137,406
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of investments	3,629,973
Purchases of investments	(2,840,201)
Proceeds from securities sold short, not yet purchased	628,242
Cover of securities sold short, not yet purchased	(439,828)
Proceeds from swap contracts	(19,958)
Net payments from foreign currency transactions	(602)
Net realized gain from investment activities, foreign currency transactions, and swap contracts	(113,753)
Net unrealized gain/(loss) of investments, foreign currency and total return swaps	(86,488)
Net change in unrealized depreciation on foreign currency transactions	890
Changes in assets and liabilities related to operations:
Increase in due from broker	(176,453)
Increase in receivable for investment securities sold	(57,828)
Increase in dividends receivable	(538)
Increase in interest receivable	(307)
Decrease in payable for investment securities purchased	(101,332)
Increase in due to custodian	74,488
Increase in management fees payable	373
Increase in administration fees payable	1,656
Increase in professional fees payable	6,705
Increase in stock loan fee payable	468
Increase in other accrued expenses	1,642

Net cash provided by operating activities	644,555

Cash flows from financing activities
Net decrease from line of credit	(655,000)
Net proceeds from sale of shares	750,000
Cost of shares repurchased	(735,148)

Net cash used in financing activities	(640,148)

Net change in cash and cash equivalents	4,407
Cash and cash equivalents at beginning of period	65,945

Cash and cash equivalents at end of period	$70,352

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$8,013

The accompanying notes are an integral part of these financial statements

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014

1. Organization

Bluepoint Trust (the “Fund”), a series of Bluepoint Investment Series Trust, a Delaware Statutory Trust (the “Trust”), was formed on July 6, 2012 and has unlimited authorized capital of shares of beneficial interest (“Shares”), par value $0.001 per Share. The Fund commenced operations on February 1, 2013. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is commonly known as a “mutual fund.” SilverBay Capital Management LLC (the “Adviser”) serves as the investment adviser of the Fund. The Adviser is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon is registered with the SEC as an investment adviser. As of September 30, 2014, Alkeon and Alkeon Capital Advisers, LLC are the lone and controlling shareholders of the Fund.

The Fund’s investment objective is to seek capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund may use derivatives, consisting of total return swaps, to achieve indirect investment exposure to a security or market. The Fund may also use these instruments to seek to increase returns by increasing exposures to particular securities or markets (i.e., leverage). This may be considered a speculative investment practice. Total return swaps may also be used for hedging purposes. The Fund does not anticipate committing more than 30% of its total assets to investments in derivative instruments. For this purpose, “committing” refers to the posting of collateral required by a counterparty to cover the positions, and any profit or loss thereon. Although not expected to be an integral part of the Fund’s principal investment strategies, the Fund, from time to time, may enter into short sale transactions involving U.S. and foreign securities in an effort to enhance returns and for speculative investment purposes. It is expected that at no time will more than 50% of the Fund’s total assets (measured at the time of entering into a position) be represented by short sales.

The Fund offers multiple classes of shares. The Fund offers Class A, Class C, Class I and Class W Shares. All Share classes have identical voting, dividend and liquidation rights. Class A and Class C Shares are offered to the general public for investment, primarily through authorized securities brokers and other financial intermediaries. Class A Shares are subject to a maximum sales load of 5.75% based on the initial investment amount, and they are the only class of Shares of the Fund that are subject to such a charge. Class C Shares, which are not subject to any sales charges at the time of purchase, are subject to a contingent deferred sales charge (“CDSC”) of 1.00% for Shares sold within 12 months of purchase. The CDSC, which applies only to Class C Shares, is assessed on an amount equal to the lesser of the then market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being redeemed. Class I Shares are offered primarily for investors who are able to make a significant minimum initial investment. Class I Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the board of trustees of the Trust (the “Board”). Class W Shares are primarily offered for qualified retirement plans and investors who are clients of investment advisors, consultants, broker dealers and other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services or (b) have entered into an agreement with Mainsail Group L.L.C. (the “Distributor”) to offer Class W Shares.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

1. Organization (continued)

same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires (hereafter referred to as “authoritative guidance”) the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

In June 2013, the FASB issued ASU No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 changes the approach to the assessment of whether a company is an investment company, clarifies the characteristics of an investment company, provides comprehensive guidance for the investment company assessment and contains certain disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. We do not believe the adoption of ASU 2013-08 will have a material impact on our financial statements.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Realized gains and losses from investment transactions are calculated utilizing the high cost method. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities sold short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board in accordance with authoritative guidance.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security sold short) does not fairly reflect the market value of the security, the security may be valued at fair value in good faith pursuant to procedures adopted by the Board.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended as of September 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Active Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04). ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The adoption of ASU 2011-04 did not have a material impact on the Fund’s financial statements.

The following is a summary of the inputs used, as of September 30, 2014, in valuing the Fund’s investments at fair value.

	Level 1	Level 2	Level 3	Balance September 30, 2014
Assets
Common Stock	$3,727,549	$—	$—	$3,727,549
Convertible Bond	—	19,563	—	19,563

Total Assets	$3,727,549	$19,563	$—	$3,747,112

Liabilities
Common Stock	$234,081	$—	$—	$234,081
Total Return Swaps	—	550	—	550

Total Liabilities	$234,081	$550	$—	$234,631

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. Amounts may at times exceed federally insured limits.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the “Code”). To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2014, the Fund had no deferred tax liability.

It is the Fund’s policy to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

f. Due to/from Broker

Due to/from broker consists of U.S. dollar cash balances held at the Fund’s prime broker (Morgan Stanley & Co., Inc.). The Fund is charged interest on cash it borrows at agreed upon rates with its prime broker. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business.

3. Management Fee

Under the terms of an Investment Advisory Agreement, the Adviser serves as the investment adviser to the Fund, subject to the supervision of the Board of Trustees, and will be responsible for the day-to-day investment management of the Fund. In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. During the year ended September 30, 2014, Management Fees totaled $56,182, of which $4,705 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Distribution Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan which allows the Fund to pay distribution and service fees for the sale and distribution, or services to shareholders, of Class A, Class C and Class W Shares of the Fund. Distribution fees are paid on an ongoing basis out of the Fund’s assets attributable to the Shares, these fees will increase the cost of your investment over time. Class A Shares will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. Class C Shareholders will pay distribution and service fees at an annual rate not to exceed 1.00% of the average daily net assets of the Fund. Class W Shareholders will pay distribution and service fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. There were no distribution fees paid in the Fund during the year ended September 30, 2014.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

5. Administration Fee, Related Party and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

Mainsail Group, L.L.C. (previously defined as the “Distributor”), a distributor under the federal securities laws, serves as distributor of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the distributor’s distribution agreement with the Fund, the Distributor may retain unaffiliated brokers or dealers (i.e. “Selling Agents”) to assist in the distribution of Shares. For the year ended September 30, 2014, the Distributor did not receive compensation from the Fund.

Each Independent Trustee receives an annual retainer of $10,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of- pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

Expenses of the Fund totaling $269,446 were paid by the Adviser or its affiliates for the year ended September 30, 2014. The Fund is under no obligation to reimburse any party for such expenses.

6. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

7. Securities Transactions

Aggregate purchases and sales of investment securities for the year ended September 30, 2014, amounted to $2,840,201 and $3,629,973 respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the year ended September 30, 2014 amounted to $628,241 and $439,828, respectively.

8. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33 1/3 percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. Borrowing for

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

8. Borrowings (continued)

investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Adviser expects that the Fund’s investment program will make frequent use of leverage.

In addition to the permissible borrowings described above as part of the Fund’s principal investment strategies, the Fund, as a non-principal strategy, may borrow money for liquidity purposes (e.g., to meet redemptions), subject to the same one-third limitation on all borrowings.

The Fund has in place a credit agreement with The Bank of New York Mellon which allows the Fund to borrow up to $1,500,000 at any one time. The interest rate charged on any loan amount will be equal to the Federal Funds Rate plus 1.25%. The agreement has a scheduled termination date of January 29, 2015. At September 30, 2014, the Fund did not have an outstanding loan balance.

For the year ended September 30, 2014, the average daily amount of such borrowings was $564,215 and the daily weighted average annualized interest rate was 1.42%.

9. Transactions in Shares

Transactions in Shares were as follows:

For the Year Ended September 30, 2014 Shares
Shares at the beginning of the period	310,000
Shares sold	59,856
Shares reinvested	6,303
Shares repurchased	(58,765)

Net increase (decrease)	7,394

Shares at the end of the period	317,394

As of September 30, 2014, the Investment Adviser and its affiliates own 317,394 shares of the Fund.

10. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities U.S. and foreign companies, the Fund may invest its asset in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve its investment objective, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities and such other considerations as the Adviser deems appropriate.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/(depreciation) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. Option contracts serve as

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

10. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

a. Registered Investment Companies and Exchange-Traded Funds

The Fund may also invest in shares of other registered investment companies and exchange-traded funds. These investment companies invest in securities that are consistent with the Fund’s investment objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. These investments also involve risks generally associated with investments in securities: the risk that the general level of prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the investment companies.

At September 30, 2014, the fair value of Exchange-Traded Funds was $(80,329).

b. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of seeking capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

c. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

10. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Call and Put Options on Individual Securities (continued)

purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so- called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

There was no activity of the above-mentioned investments in the Fund during the year ended September 30, 2014.

d. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

There was no activity of the above-mentioned investments in the Fund during the year ended September 30, 2014.

e. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

10. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Bonds and Other Fixed-Income Securities (continued)

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non- investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2014, the fair value of bonds and other fixed-income securities was $19,563.

11. Balance Sheet Offsetting

In the normal course of business the Fund has entered into derivative transactions subject to an enforceable master netting agreement. The netting agreement allows the Fund and the counterparty to make net payments in respect of all transactions in the same currency, settling on the same date. The Fund posts cash as collateral with the Custodian for the counterparty and is held by the Custodian in a segregated account and its use is restricted.

In the event of default (i.e., the Fund a) fails to post said collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), then the counterparty has the right to set-off any amounts payable by the Fund with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty has the right to liquidate, sell, pledge, re-hypothecate, or dispose such posted collateral to satisfy any outstanding obligations.

The table below presents the swap contracts that are set-off, if any, as well as collateral delivered, related to those swap contracts as of September 30, 2014.

Offsetting of Financial Assets and Derivative Assets

	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Total return swaps	$62	$(62)	$—	$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Total return swaps	$612	$(62)	$550	$—	$—	$—

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

11. Balance Sheet Offsetting (continued)

The fair value of derivative instruments as of September 30, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Notional	Net unrealized depreciation on total return swaps on the Statement of Assets and Liabilities*
Total return swaps	$355,666	$(550)

*	As presented on the schedule of swap contracts

Effect of derivative instruments trading activities for the year ended September 30, 2014:

Derivatives not accounted for as hedging instruments	Realized gain/(loss) from total return swaps recognized on the Statement of Operations	Net unrealized gain/(loss) of total return swaps recognized on the Statement of Operations
Total return swaps	$(19,958)	$(2,115)

12. Federal Income Tax Information

At September 30, 2014, the aggregate cost for Federal income tax purposes of portfolio investments was $3,213,562. For Federal income tax purposes, at September 30, 2014, accumulated net unrealized gain on portfolio investments was $533,550, consisting of $639,808 gross unrealized gain and $106,258 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments is attributable primarily to cumulative loss deferrals on wash sales and investments in partnerships. The aggregate proceeds for Federal income tax purposes equals book.

During the year ended September 30, 2014, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses; (3) net deferral of qualified late-year losses and (4) recognition of unrealized gain/(loss) of swap contracts currently in taxable income. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable gain for the fiscal year ended September 30, 2014.

Net increase in net assets resulting from operations	$137,406
Net unrealized gain/(loss) from investment activities and foreign currency transactions	(88,603)
Book/tax difference due to deferred wash sales losses	(2,366)
Current year deferral of qualified late-year losses	30,892
Other book-tax differences	(3,876)

Taxable Gain(1)	$73,453

(1)

The Fund’s taxable gain is an estimate and will not be finally determined until the Fund files its tax return for the year ended September 30, 2014. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2014, the components of net assets on a tax basis were as follows:

Accumulated undistributed net investment loss	$(30,342)
Accumulated net realized gains on investments	75,667
Accumulated unrealized gain from investment activities and foreign currency transactions	510,941
Paid-in capital	3,193,195

Total Net Assets	$3,749,461

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

12. Federal Income Tax Information (continued)

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2013 through 2014, and has concluded that no provision for income tax is required in the Fund’s financial statements. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses. In general, the provisions of the Act became effective since commencement of operations, February 1, 2013.

During the year ended September 30, 2014, the tax character of the dividends paid by the Fund was $78,343 ordinary income.

13. Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since the commencement of Fund operations on February 1, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total return does not reflect payment of sales charges, if any, and is not annualized.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (continued)

13. Financial Highlights (continued)

	For the Year Ended September 30, 2014	For the Period February 1, 2013 (commencement of operations) through September 30, 2013
Class I Shares*:
Net asset value per Share, beginning of period	$11.60	$10.00
Income from investment operations (a):
Net investment loss	(0.20)	(0.09)
Net realized and unrealized gain/(loss) from investment activities and total return swaps	0.66	1.69

Total income/(loss) from investment operations	0.46	1.60

Distribution to shareholders:
Realized capital gains	(0.25)

Total distribution to shareholders	(0.25)

Net asset value per Share, end of period	$11.81	$11.60

Total return (b) (c) (e)	3.88%	16.00%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	3,749	3,597
Average net assets (dollars in thousands), end of period	3,746	3,277
Ratio of expenses to average net assets before unreimbursed expenses (d) (e)	2.98%	2.28%
Ratio of expenses to average net assets after unreimbursed expenses (d) (e)	10.17%	11.63%
Ratio of net investment loss to average net assets before unreimbursed expenses (d) (e)	(1.68%)	(1.23%)
Ratio of net investment loss to average net assets after unreimbursed expenses (d) (e)	(8.87%)	(10.58%)
Portfolio turnover on investments in securities (c)	64.48%	54.95%
Average debt ratio (d)	15.09%	15.68%

(a)	Per share amounts presented are based on monthly shares outstanding throughout the period indicated.

(b)

Total return is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

*	Class I Shares are currently the only shares with any assets.

BLUEPOINT TRUST
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2014 (concluded)

14. Subsequent Events

Subsequent to September 30, 2014, and through November 28, 2014, there has been no capital activity in the Fund.

The Fund has evaluated the possibility of subsequent events existing in the Fund’s financial statements, and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

PART C

OTHER INFORMATION

ITEM 28.  Exhibits.

Exhibit Number	Description

28(a)(1)	Certificate of Trust, dated July 6, 2012.(1)

28(a)(2)	Certificate of Amendment to Certificate of Trust, dated October 16, 2012.(2)

28(a)(3)	Agreement and Declaration of Trust.(2)

28(b)	By-Laws of Registrant.(2)

28(c)	Incorporated by reference to Declaration of Trust and Bylaws.

28(d)	Form of Investment Advisory Agreement.(2)

28(e)	Form of Distribution Agreement.(2)

28(f)	Not applicable.

28(g)	Form of Custodian Agreement.(2)

28(h)(1)	Form of Administration and Accounting Services Agreement.(2)

28(h)(2)	Form of Transfer Agent Agreement.(2)

28(h)(3)	Power of Attorney.(2)

28(i)(1)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.(2)

28(i)(2)	Opinion and Consent of Richards, Layton & Finger LLP.(2)

28(j)	Consent of Grant Thornton LLP, independent registered public accounting firm for the Registrant, is filed herewith.

28(k)	Not applicable.

28(l)	Form of Initial Capital Agreement.(2)

28(m)	Form of Rule 12b-1 Plan.(2)

28(n)	Form of Rule 18f-3 Plan.(2)

28(o)	Not applicable.

28(p)(1)	Code of Ethics of Registrant.(2)

28(p)(2)(3)	Code of Ethics of the Adviser and the Distributor.(2)

(1)	Previously filed as an Exhibit to the Registrant’s Registration Statement on Form N-1 (File Nos. 333-182771 and 811-22723), filed July 20, 2012.
(2)	Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A (File Nos. 333-182771 and 811-22723), filed January 14, 2013.

ITEM 29.	Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 30.	Indemnification.

Reference is made to Section 2 of Article VII of the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A (File Nos. 333-182771 and 811-22723), filed January 14, 2013 (“Pre-Effective Amendment No. 1”), and Section 13(a) of the Registrant’s Investment Advisory Agreement (the “Advisory Agreement”), previously filed as an Exhibit to Pre-Effective Amendment No. 1. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and the Advisory Agreement in a manner consistent with Release 40-11330 of the SEC under the 1940 Act, so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant will maintain insurance on behalf of any person who is an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

ITEM 31.	Business and Other Connections of Investment Adviser.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, officer, or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of the Adviser, as filed with the SEC on March 28, 2013, and is incorporated herein by this reference.

ITEM 32.	Principal Underwriters.

(a)	ACAP Strategic Fund is the only other investment company for which the Fund’s principal underwriter also acts as a principal underwriter.

(b)	The table below represents certain required information for each director, officer or partner of the Fund’s principal underwriter, Mainsail Group, L.L.C.:

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with the Fund or Trust
Panayotis (“Takis”) D. Sparaggis 350 Madison Avenue, 9th Floor New York, New York 10017	Member	Portfolio Manager
A. Tyson Arnedt 350 Madison Avenue, 9th Floor New York, New York 10017	Principal and General Counsel	Chief Compliance Officer, Chief Legal Officer, AML Officer, Vice President and Secretary
Richard Daniels 350 Madison Avenue, 9th Floor New York, New York 10017	Financial and Operations Principal	None
Gregory D. Jakubowsky	Chief Executive Officer and Chief	President, Principal Executive

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with the Fund or Trust
350 Madison Avenue, 9th Floor New York, New York 10017	Compliance Officer	Officer and Trustee

(c)	Not applicable.

ITEM 33.	Location of Accounts and Records.

BNY Mellon Investment Servicing (US) Inc., the Fund’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 301 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser at 350 Madison Avenue, 9th Floor, New York, New York 10017.

ITEM 34.	Management Services.

Not applicable.

ITEM 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 6th day of February, 2015.

Bluepoint Investment Series Trust

By:	/s/ Greg D. Jakubowsky
Greg D. Jakubowksy
Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory D. Jakubowsky Gregory D. Jakubowsky	President, Principal Executive Officer and Trustee	February 6, 2015

/s/ George Mykoniatis George Mykoniatis	Treasurer and Principal Financial Officer	February 6, 2015

/s/ William F. Murphy William F. Murphy*	Trustee	February 6, 2015

/s/ Jorge Orvananos Jorge Orvananos*	Trustee	February 6, 2015

*By: /s/ Gregory D. Jakubowsky		February 6, 2015
Gregory D. Jakubowsky, attorney-in-fact

INDEX TO EXHIBITS

Exhibits	Description

28(j)	Consent of Grant Thornton LLP.